UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07484

Nuveen Massachusetts Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End	31 May
Funds	2022

Nuveen Municipal Closed-End Funds

NKG	Nuveen Georgia Quality Municipal Income Fund
NMT	Nuveen Massachusetts Quality Municipal Income Fund
NMS	Nuveen Minnesota Quality Municipal Income Fund
NOM	Nuveen Missouri Quality Municipal Income Fund
NPV	Nuveen Virginia Quality Municipal Income Fund

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Chair’s Letter
to Shareholders

Dear Shareholders,

The first half of 2022 has been challenging for financial markets. While global economic activity began to slow from post-pandemic peaks as pent-up demand waned and crisis-era monetary and fiscal support programs were phased out, persistently high inflation and central banks’ response have contributed to heightened uncertainty about financial and economic conditions.

Inflation has surged partially due to supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated more forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who now face an even more difficult task of slowing inflation without pulling their respective economies into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago. Larger increases of 0.50% in May and 0.75% in June 2022 followed, bringing the target fed funds rate to a range of 1.50% to 1.75%. Additional rate hikes of these larger magnitudes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. With inflation lingering at a 40-year high and consumer sentiment indicators slumping, markets are pricing increased recession risks.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
July 22, 2022

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Massachusetts Quality Municipal Income Fund (NMT)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Virginia Quality Municipal Income Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Daniel J. Close, CFA, manages the Nuveen Georgia Quality Municipal Income Fund, Michael S. Hamilton manages the Nuveen Massachusetts Quality Municipal Income Fund, Christopher L. Drahn, CFA, manages the Nuveen Minnesota Quality Municipal Income Fund and Nuveen Missouri Quality Municipal Income Fund and Stephen J. Candido, CFA, manages the Nuveen Virginia Quality Municipal Income Fund.

Here the Funds’ portfolio managers review U.S. economic and municipal market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended May 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and the municipal bond market during the twelve-month annual reporting period ended May 31, 2022?

After making a full recovery from the pandemic in 2021, the U.S. economy unexpectedly weakened at the start of 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. In the first quarter of 2022, strong domestic consumer demand was offset by two factors: China’s lock-down to contain a domestic COVID-19 outbreak, and lingering supply chain disruptions that were exacerbated by the Russia-Ukraine war. This reduced U.S. GDP by 1.5% on an annualized basis, according to the second estimate from the U.S. Bureau of Economic Analysis.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The return of consumer demand in early 2022 put upward pressure on inflation. However, as supply chains remained under stress and labor shortages continued, inflation appeared to be more durable than initially expected. The U.S. Federal Reserve (Fed) responded by reducing its pandemic-era support programs and beginning a more aggressive interest rate hiking cycle. Starting with a 0.25% hike in March 2022, the Fed followed with larger target rate increases of 0.50% in May 2022 and (after the close of this reporting period) 0.75% in June 2022. Interest rate and stock price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into a recession. While some pandemic-related risks appeared to be receding, Russia’s invasion of Ukraine in late February 2022 caused significant economic consequences. Anticipated supply disruptions in energy, metals and grains caused inflationary pressures to rise. Downside risks to global economic growth increased, and economic sanctions from Western countries sought to block Russia’s access to the global financial system. A more uncertain outlook for inflation and economic growth also made the path toward monetary policy normalization more uncertain for the Fed and other central banks, contributing to elevated market volatility toward the end of the reporting period.

The broad municipal market declined over the twelve-month reporting period, primarily driven by interest rate and economic uncertainty in the second half of the reporting period. Municipal yields rose across the maturity spectrum, with a greater increase at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening. The yield curve flattened overall and shorter maturities outperformed longer maturities. Demand for municipal debt remained remarkably strong throughout 2021, but at the beginning of 2022, the municipal bond market experienced outflows. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, but widening began in the later months of the period as the market sold off.

How were the economic and market environments in Georgia, Massachusetts, Minnesota, Missouri and Virginia during the twelve-month reporting period ended May 31, 2022?

Georgia’s economic growth has been robust since 2014, outpacing that of the nation, but has slowed somewhat since the COVID-19 crisis. As of May 2022, the state’s unemployment rate was 3.0%, compared to the national unemployment rate of 3.6%. Overall, general fund revenue increased at 19.2% in fiscal year 2021 (July 1, 2020 to June 30, 2021), which was higher than the 3.7% revenue increase in fiscal year 2020 (July 1, 2019 to June 30, 2020). Notably, the state received $4.1 billion in state and local funding under the CARES Act and $8.4 billion in state and local funding under the American Rescue Plan Act of 2021. As of May 2022, Georgia’s general obligation debt remained rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. Georgia municipal bond new issuance totaled $10.9 billion for the twelve-month period ended May 31, 2022, a 37.2% increase from the same period a year earlier.

Massachusetts’ economy is led by health care, education, financial services and technology and enjoys the second highest per capita income among the 50 states. Massachusetts’ unemployment stood at 3.9% in May 2022, above the national average of 3.6%. On a statutory basis, Massachusetts’ general fund ended fiscal year 2021 (July 1, 2020, to June 30, 2021) with a $336 million surplus. The commonwealth was able to make a $1.1 billion deposit into its rainy day fund during fiscal year 2021, bringing that fund to a balance of $4.6 billion as of June 30, 2021. Notably, the commonwealth received $2.7 billion in state and local funding under the CARES Act and $8.7 billion in state and local funding under the American Rescue Plan Act of 2021. As of May 2022, Moody’s rated Massachusetts Aa1 with a stable outlook, and S&P rated it AA with a stable outlook. Massachusetts municipal bond new issuance totaled $14.1 billion for the twelve-month period ended May 31, 2022, a 25.5% decrease from the same period a year earlier.

Minnesota’s economic growth slightly outpaced the nation’s in 2021 as the U.S. economy exited the pandemic-led contraction. As of May 2022, Minnesota’s unemployment rate was a low 2.0%, below the national unemployment rate of 3.6%. Minnesota closed fiscal year 2021 (July 1, 2020 to June 30, 2021) with a $4.6 billion general fund surplus on strong revenue performance, increasing unassigned reserves to $5.2 billion or 18% of revenue. Notably, the state received $2.45 billion in state and local funding under the CARES Act and $5.0 billion in state and local funding under the American Rescue Plan Act of 2021. As of May 2022, Moody’s has maintained the state’s Aa1 rating and stable outlook and S&P held a AAA rating with stable outlook. Minnesota municipal bond new issuance totaled $7.9 billion for the twelve-month period ended May 31, 2022, a 5.4% increase from the same period a year earlier.

Missouri’s economic and job growth lagged the nation and most of its Midwestern peers coming out of the pandemic. However, as of May 2022, the state’s unemployment rate of 3.1% was lower than the national rate of 3.6%. Fiscal year 2021 (July 1, 2020 to June 30, 2021) concluded with a $2.1 billion general fund surplus, which bolstered available reserves to roughly $3.0 billion. Similar to the rest of the country, the state experienced a large tax windfall through year-to-date May 2022, with general tax revenues up 13.9% compared to May 2021. Notably, the state received $2.4 billion in state and local funding under the CARES Act and $5.2 billion in state and local funding under the American Rescue Plan Act of 2021. As of May 2022, Moody’s, S&P and Fitch rated Missouri general obligation debt at Aaa/AAA/AAA with stable outlooks. Missouri municipal bond new issuance totaled $5.4 billion for the twelve-month period ended May 31, 2022, a 36% decrease from the same period a year earlier.

Virginia’s economy recovered in 2021 after contracting in 2020 because of the pandemic. As of May 2022, the commonwealth’s unemployment rate registered 3.0%, below the national rate of 3.6%. Virginia has a history of both proactive and conservative fiscal management. The general fund posted a $3.8 billion surplus in fiscal year 2021 (July 1, 2020 to June 30, 2021) after general revenue collections were 11.4% higher than they were in fiscal year 2020 (July 1, 2019 to June 30, 2020). The total general fund balance was healthy in fiscal year 2021, at 27.2% of general fund revenues. Notably, the state received $3.3 billion in state and local funding under the CARES Act and $7.2 billion in state and local funding under the American Rescue Plan Act of 2021. As of May 2022, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks. Virginia municipal bond new issuance totaled $12.1 billion for the twelve-month period ended May 31, 2022, an 8.4% increase from the same period a year earlier.

Nuveen Georgia Quality Municipal Income Fund (NKG)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2022?

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Georgia state income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund uses leverage.

Most of the Fund’s trading activity during the reporting period was driven by reinvesting the proceeds from called and maturing bonds. NKG bought longer-dated, higher-quality bonds across a range of sectors, including transportation (ports), water and sewer, local general obligation and local appropriation. The Fund also established a new tender option bond trust in December 2021 due to favorable financing conditions and the attractiveness of the underlying bonds. In the second half of the reporting period, as the market sold off, the Fund took advantage of tax-loss swap opportunities. Tax-loss swapping is a strategy to support the Fund’s income earnings and capture tax efficiencies by selling depreciated bonds with lower embedded yields to buy similar bonds with higher embedded yields. Outside of these one-for-one bond exchanges, NKG did not have any notable selling activity.

How did the Fund perform during the twelve-month reporting period ended May 31, 2022?

NKG underperformed the S&P Municipal Bond Georgia Index over the twelve-month reporting period ended May 31, 2022. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Georgia Index.

The portfolio’s underperformance was mainly driven by its duration positioning and credit rating allocations. Duration positioning had a negative impact on relative performance because the portfolio held underweight allocations to shorter-duration bonds,

Portfolio Managers’ Comments (continued)

primarily with durations between zero and four years, which outperformed. The portfolio also held overweight allocations to long-duration bonds, primarily in the 12 years and longer range, which underperformed. Credit rating allocations detracted to a lesser extent. The portfolio held an underweight in AAA rated bonds during a period when the highest grade bonds were generally the top performing credit quality segment among Georgia municipals.

Partially offsetting the relative detractors were contributions from sector allocations and security selection. The portfolio’s underweight to the industrial development revenue/pollution control revenue sector was favorable in this reporting period. Individual securities that added value were generally higher-quality, shorter-duration credits, which offset weaker performance from positions in longer-duration bonds.

The Fund’s use of leverage through the issuance of preferred shares and investments in floating rate securities, which represent leveraged instruments in underlying bonds, significantly detracted from relative performance during the reporting period. Please see the Fund Leverage section in this report for additional details.

Nuveen Massachusetts Quality Municipal Income Fund (NMT)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2022?

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Massachusetts state income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund uses leverage.

During the first half of the reporting period, NMT primarily held its current positions because absolute yields appeared low and credit spreads were tight. When the Fund did make purchases, they were funded with the proceeds from either maturing or called bonds. As yields rose over the second half of the reporting period, the Fund pursued tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s earnings and provide tax efficiencies.

How did the Fund perform during the twelve-month reporting period ended May 31, 2022?

NMT underperformed the returns for the S&P Municipal Bond Massachusetts Index over the twelve-month reporting period ended May 31, 2022. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Massachusetts Index.

The portfolio’s underperformance was mainly driven by its duration positioning and sector selection. Duration positioning had a negative impact on relative performance because the portfolio held underweight allocations to shorter-duration bonds, primarily bonds with durations between zero and four years, which outperformed. The portfolio also held overweight allocations to intermediate-duration bonds, primarily in the four to six-year range, which underperformed. Sector allocations detracted to a lesser extent. Specifically, the portfolio held overweights to the education and health care sectors which underperformed. Additionally, the portfolio’s selection in longer-duration bonds in the dedicated tax sector also had a negative impact on relative performance.

Partially offsetting these detractors was the portfolio’s overweight to below investment grade bonds, which outperformed the overall market.

The Fund’s use of leverage through the issuance of preferred shares and investments in floating rate securities, which represent leveraged instruments in underlying bonds, significantly detracted from relative performance during the reporting period. Please see the Fund Leverage section in this report for additional details.

Nuveen Minnesota Quality Municipal Income Fund (NMS)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2022?

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Minnesota state income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund uses leverage.

NMS generally maintained its existing credit and sector allocations over the course of the reporting period. The Fund’s overall duration did move higher (as did the S&P Municipal Bond Minnesota Index’s), especially so far in 2022. This change occurred because the Fund was overweight to certain coupon structures that experienced duration extension in the marketplace during the reporting period. Additionally, the Fund maintained a more aggressive duration posture late in the reporting period, increasing its overall duration.

The Fund somewhat reduced weightings in lower-coupon structures during the reporting period to buy higher-coupon bonds, which were expected to be more resilient in the event of a continued sell-off in the market. The Fund also took advantage of opportunities to engage in tax-loss swaps, particularly later in the reporting period as yields rose. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s earnings and provide tax efficiencies.

How did the Fund perform during the twelve-month reporting period ended May 31, 2022?

NMS underperformed the S&P Municipal Bond Minnesota Index over the twelve-month reporting period ended May 31, 2022. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Minnesota Index.

The most meaningful detractor from the portfolio’s relative performance was its overweight in longer-duration bonds, as these positions underperformed in the rising interest rate environment. From a sector perspective, an overweight in hospitals was another main detractor. As the market sold off, positions in bonds with lower-coupon structures tended to underperform, especially lower-coupon bonds that began the reporting period at premium dollar prices then fell to discount prices and were priced to maturity. The portfolio maintained some of this positioning, although in certain cases individual bonds were tax-loss swapped during this reporting period.

Partially offsetting these detractors were positive contributions from an underweight to the housing sector and an overweight in the public power sector. The portfolio’s overweight and security selection in below investment grade and non-rated bonds also countered some of the relative underperformance as high yield bonds generally outperformed the market.

The Fund’s use of leverage through the issuance of preferred shares and investments in floating rate securities, which represent leveraged instruments in underlying bonds, significantly detracted from relative performance during the reporting period. Please see the Fund Leverage section in this report for additional details.

Nuveen Missouri Quality Municipal Income Fund (NOM)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2022?

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Missouri state income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund uses leverage.

NOM generally maintained its existing credit ratings and sector allocations over the course of the reporting period. The Fund’s weighting in pre-refunded bonds slightly decreased due to maturities and call activity, with some of the proceeds reinvested into the general obligation and health care sectors. But overall sector weightings were not materially changed. The Fund’s overall dura-

Portfolio Managers’ Comments (continued)

tion did move higher (as did the index’s), especially in 2022. This change occurred because the Fund was overweight to certain coupon structures that experienced duration extension in the marketplace during the reporting period. Additionally, the Fund maintained a more aggressive duration posture late in the reporting period.

The Fund reduced lower-coupon structures to buy higher-coupon bonds, which were expected to be more resilient in the event of a continued sell-off in the market. The Fund also took advantage of opportunities to engage in tax-loss swaps, particularly later in the reporting period as yields rose. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s earnings and provide tax efficiencies. Broadly speaking, longer-duration securities tended to be better candidates for tax-loss swapping than for being outright sold for cash, although this was not exclusively the case.

How did the Fund perform during the twelve-month reporting period ended May 31, 2022?

NOM underperformed the S&P Municipal Bond Missouri Index over the twelve-month reporting period ended May 31, 2022. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Missouri Index.

The primary detractor to relative performance was the portfolio’s underweight to shorter-duration securities, and in particular to bonds with durations ranging from two to four years, and an overweight to bonds with durations of 10 years and longer. These longer-duration bonds detracted because they generally are more sensitive to rising interest rates. The portfolio’s positioning in the health care sector was a notable detractor to relative performance, as an overweight to long-duration, lower-coupon (particularly 4%) health care bonds underperformed later in the reporting period when these types of structures came under selling pressure. Overall, the worst-performing individual positions during this reporting period were longer-duration, lower-coupon structures that began the period at premium dollar prices then fell to discount prices and were priced to maturity during the market sell-off. The portfolio maintained some of these positions, although in many cases individual bonds were tax-loss swapped during the reporting period, while other lower-coupon structures were reduced.

Partially offsetting these detractors was an overweight to pre-refunded bonds, which was among the best performing sectors during the reporting period, and underweight exposures to the local general obligation and airport sectors. Favorable individual security selection in below investment grade bonds also helped offset weaker performance elsewhere.

The Fund’s use of leverage through the issuance of preferred shares and investments in floating rate securities, which represent leveraged instruments in underlying bonds, significantly detracted from relative performance during the reporting period. Please see the Fund Leverage section in this report for additional details.

Nuveen Virginia Quality Municipal Income Fund (NPV)

What key strategies were used to manage the Fund during the twelve-month reporting period ended May 31, 2022?

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Virginia state income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund uses leverage.

NPV’s trading activity during the reporting period was mainly driven by reinvesting proceeds from called and maturing bonds. The Fund also took advantage of opportunities to engage in tax-loss swaps, particularly later in the reporting period as the market cheapened. Tax-loss swapping is a strategy to support the Fund’s income earnings and capture tax efficiencies by selling depreciated bonds with lower embedded yields to buy similar bonds with higher embedded yields.

Call activity was elevated, particularly among long-term holdings in toll roads that were issued with 10-year call dates. The municipal investment team used the proceeds to reinvest in the replacement toll road bonds, maintaining the Fund’s long-term exposure to these structures because of their attractive fundamentals. The Fund also bought Puerto Rico general obligation (GO) debt following its successful post-bankruptcy restructuring, and added to the position as the market sold off and valuations became even more attractive relative to the long-term credit fundamentals. The Fund maintained its high yield exposure, adding New Kent Farms Special Assessment Bonds. Both the Fund’s and the S&P Municipal Bond Virginia Index’s duration extended over the course of the reporting period. As is typical during a market sell-off, callable bonds nearer to their call date are less likely to be advance refunded, which extends the duration of the portfolio and the index, to a lesser extent. NPV also bought longer-duration bonds earlier in the reporting period as shorter-duration bonds continued to roll off the portfolio.

How did the Fund perform during the twelve-month reporting period ended May 31, 2022?

NPV underperformed the S&P Municipal Bond Virginia Index over the twelve-month reporting period ended May 31, 2022. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Virginia Index.

The portfolio’s underperformance was driven by its longer duration positioning, its emphasis on A rated bonds, and its key overweights in the health care and transportation sectors. Duration positioning was unfavorable as the portfolio maintained a significant underweight in the shorter-duration segment, primarily bonds with durations of zero to four years, which outperformed. The portfolio also maintained overweight allocations in all duration categories four years and longer, which underperformed. From a credit quality perspective, two primary factors impacted the portfolio’s underperformance: its overweight in A rated credit, and its corresponding underweight to AAA and AA rated bonds. During the reporting period, lower rated bonds generally sold off more than high grade names. Sector overweights in two underperforming sectors, health care, which includes hospitals and life care, and transportation, primarily led by airports exposure, detracted from relative performance. The largest detracting positions were generally longer-duration bonds such as I-66 Express Mobility Partners, Puerto Rico COFINA (sales tax revenue) and zero-coupon Metropolitan Washington D.C. Airport Authority Dulles Toll Road Revenue Bonds, which were all still held at the end of the reporting period because of their attractive yields and positive long-term fundamentals.

Two high yield credits, in particular, helped offset some of the relative underperformance: Virginia Tobacco Settlement Bonds and Marymount University Education Facilities Revenue Bonds. Both bonds have shorter call structures that benefited from relatively resilient pricing despite the sell-off, and their higher income accrued to their total returns. New positions in Puerto Rico GOs, bought at market lows in April-May 2022, appreciated in price by the end of the reporting period and added to relative performance.

The Fund’s use of leverage through the issuance of preferred shares and investments in floating rate securities, which represent leveraged instruments in underlying bonds, significantly detracted from relative performance during the reporting period. Please see the Fund Leverage section in this report for additional details.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The use of leverage had a significant negative impact on the performance of the Funds over the reporting period.

As of May 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMT	NMS	NOM	NPV
Effective Leverage*	39.10%	40.32%	40.07%	39.07%	38.45%
Regulatory Leverage*	31.39%	38.07%	40.07%	38.29%	35.02%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2022, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$ 58,500,000	$ —	$ 58,500,000
NMT	$ 74,000,000	$ —	$ 74,000,000
NMS	$ 52,800,000	$ —	$ 52,800,000
NOM	$ 18,000,000	$ —	$ 18,000,000
NPV	$128,000,000	$ —	$128,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NKG	NMT	NMS	NOM	NPV
June 2021	$0.0450	$0.0460	$0.0525	$0.0440	$0.0485
July	0.0450	0.0460	0.0525	0.0440	0.0485
August	0.0450	0.0460	0.0525	0.0440	0.0485
September	0.0450	0.0460	0.0525	0.0440	0.0485
October	0.0450	0.0430	0.0525	0.0440	0.0485
November	0.0450	0.0430	0.0525	0.0440	0.0485
December	0.0450	0.0430	0.0525	0.0440	0.0485
January	0.0450	0.0430	0.0525	0.0440	0.0485
February	0.0450	0.0430	0.0525	0.0440	0.0485
March	0.0450	0.0430	0.0525	0.0440	0.0485
April	0.0425	0.0430	0.0525	0.0415	0.0485
May 2022	0.0425	0.0430	0.0525	0.0415	0.0485
Total Distributions from Net Investment Income	$0.5350	$0.5280	$0.6300	$0.5230	$0.5820

Yields
Market Yield*	4.55%	4.23%	4.08%	4.00%	4.56%
Taxable-Equivalent Yield*	8.42%	7.80%	8.27%	7.42%	8.51%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 46.6%, 45.8%, 50.7%, 46.1% and 46.6% for NKG, NMT, NMS, NOM and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of May 31, 2022, and since the inception of the Funds’ repurchase programs, each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NKG	NMT	NMS	NOM	NPV
Common shares cumulatively repurchased and retired	149,500	26,148	10,000	0	55,000
Common shares authorized for repurchase	1,035,000	930,000	575,000	230,000	1,790,000

OTHER COMMON SHARE INFORMATION

As of May 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NKG	NMT	NMS	NOM	NPV
Common share NAV	$12.30	$12.91	$13.65	$12.35	$13.25
Common share price	$11.21	$12.20	$15.45	$12.46	$12.77
Premium/(Discount) to NAV	(8.86)%	(5.50)%	13.19%	0.89%	(3.62)%
Average premium/(discount) to NAV	(5.35)%	(1.63)%	1.83%	7.99%	3.78%

NKG	Nuveen Georgia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
May 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NKG at Common Share NAV	(11.25)%	1.25%	2.28%
NKG at Common Share Price	(14.09)%	0.55%	1.66%
S&P Municipal Bond Index	(5.97)%	1.89%	2.65%
S&P Municipal Bond Georgia Index	(6.23)%	1.49%	2.29%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Georgia Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of May 31, 2022 - Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	162.6%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	164.2%
Floating Rate Obligations	(18.5)%
AMTP Shares, net of deferred
offering costs	(45.7)%
Net Assets	100%
States and Territories[2]
(% of total municipal bonds)
Georgia	90.2%
Florida	2.5%
West Virginia	1.7%
Colorado	1.5%
Puerto Rico	1.5%
Illinois	1.1%
Nevada	1.0%
Washington	0.5%
Total	100%

Portfolio Composition[1]
(% of total investments)
Utilities	30.9%
Tax Obligation/Limited	17.8%
Tax Obligation/General	14.5%
Health Care	11.7%
Education and Civic Organizations	9.6%
U.S. Guaranteed	8.6%
Transportation	5.4%
Other	1.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.3%
AAA	6.2%
AA	53.9%
A	13.7%
BBB	8.2%
BB or Lower	0.5%
N/R (not rated)	12.2%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Georgia's personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
May 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NMT at Common Share NAV	(12.84)%	1.07%	2.43%
NMT at Common Share Price	(15.12)%	1.33%	2.36%
S&P Municipal Bond Index	(5.97)%	1.89%	2.65%
S&P Municipal Bond Massachusetts Index	(6.28)%	1.56%	2.29%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Massachusetts Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of May 31, 2022 - Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.1%
Other Assets Less Liabilities	7.2%
Net Assets Plus VRDP Shares,
net of deferred offering costs	161.3%
VRDP Shares, net of deferred
offering costs	(61.3)%
Net Assets	100%
States and Territories[2]
(% of total municipal bonds)
Massachusetts	95.0%
Puerto Rico	3.2%
Guam	1.3%
Virgin Islands	0.5%
Total	100%

Portfolio Composition[1]
(% of total investments)
Education and Civic Organizations	31.4%
Health Care	18.4%
Tax Obligation/Limited	15.4%
Tax Obligation/General	12.1%
Utilities	6.9%
Transportation	6.1%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.9%
AAA	3.6%
AA	49.3%
A	23.1%
BBB	10.0%
BB or Lower	1.3%
N/R (not rated)	8.8%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Massachusetts' personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
May 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NMS at Common Share NAV	(8.87)%	2.26%	3.33%
NMS at Common Share Price	(0.84)%	3.58%	4.00%
S&P Municipal Bond Index	(5.97)%	1.89%	2.65%
S&P Municipal Bond Minnesota Index	(5.26)%	1.77%	2.40%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Minnesota Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of May 31, 2022 - Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	167.1%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus AMTP Shares,
net of deferred offering costs	166.8%
AMTP Shares, net of deferred
offering costs	(66.8)%
Net Assets	100%
States and Territories[2]
(% of total municipal bonds)
Minnesota	99.6%
Guam	0.4%
Total	100%

Portfolio Composition[1]
(% of total investments)
Health Care	23.1%
Education and Civic Organizations	20.6%
Tax Obligation/General	15.2%
Tax Obligation/Limited	9.9%
Utilities	9.5%
Long-Term Care	6.9%
U.S. Guaranteed	5.9%
Other	8.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.3%
AAA	14.2%
AA	17.4%
A	29.0%
BBB	6.5%
BB or Lower	9.9%
N/R (not rated)	19.7%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Minnesota's personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
May 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NOM at Common Share NAV	(9.35)%	1.46%	2.87%
NOM at Common Share Price	(11.98)%	(1.35)%	1.36%
S&P Municipal Bond Index	(5.97)%	1.89%	2.65%
S&P Municipal Bond Missouri Index	(5.40)%	1.99%	2.75%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Missouri Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of May 31, 2022 - Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	160.1%
Other Assets Less Liabilities	3.4%
Net Assets Plus Floating Rate Obligations
& MFP Shares, net of deferred
offering costs	163.5%
Floating Rate Obligations	(2.1)%
MFP Shares, net of deferred
offering costs	(61.4)%
Net Assets	100%
States and Territories[2]
(% of total municipal bonds)
Missouri	96.6%
Puerto Rico	2.6%
Guam	0.8%
Total	100%

Portfolio Composition[1]
(% of total investments)
Health Care	25.5%
Tax Obligation/General	17.2%
Tax Obligation/Limited	16.9%
Utilities	12.4%
Education and Civic Organizations	10.5%
Long-Term Care	6.1%
Other	11.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	1.4%
AA	43.1%
A	21.8%
BBB	9.9%
BB or Lower	3.2%
N/R (not rated)	16.5%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Missouri's personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
May 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NPV at Common Share NAV	(10.89)%	2.04%	2.72%
NPV at Common Share Price	(17.67)%	3.36%	1.70%
S&P Municipal Bond Index	(5.97)%	1.89%	2.65%
S&P Municipal Bond Virginia Index	(5.65)%	1.64%	2.44%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Virginia Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	166.6%
Other Assets Less Liabilities	(4.2)%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred
offering costs	162.4%
Floating Rate Obligations	(8.6)%
VRDP Shares, net of deferred
offering costs	(53.8)%
Net Assets	100%
States and Territories[2]
(% of total municipal bonds)
Virginia	70.9%
District of Columbia	14.7%
Puerto Rico	5.6%
Guam	3.2%
Colorado	2.0%
Virgin Islands	1.8%
Pennsylvania	1.6%
New York	0.2%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	27.9%
Health Care	14.5%
U.S. Guaranteed	14.6%
Tax Obligation/Limited	14.5%
Education and Civic Organizations	7.6%
Utilities	6.7%
Long-Term Care	5.1%
Other	9.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.1%
AAA	4.1%
AA	34.6%
A	10.5%
BBB	11.3%
BB or Lower	7.3%
N/R (not rated)	19.1%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Virginia's personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 8, 2022 for NKG, NMS, NOM and NPV. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

		NKG			NMS
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares
Approval of the Board Members was reached
as follows:
Judith M. Stockdale
For	8,690,687		—	3,980,069		—
Withhold	187,142		—	163,089		—
Total	8,877,829		—	4,143,158		—
Carole E. Stone
For	8,676,950		—	3,985,690		—
Withhold	200,879		—	157,468		—
Total	8,877,829		—	4,143,158		—
Margaret L. Wolff
For	8,728,429		—	3,983,690		—
Withhold	149,400		—	159,468		—
Total	8,877,829		—	4,143,158		—
William C. Hunter
For	—		585	—		528
Withhold	—		—	—		—
Total	—		585	—		528
Albin F. Moschner
For	—		585	—		528
Withhold	—		—	—		—
Total	—		585	—		528

		NOM			NPV
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together		Preferred	together		Preferred
	as a class		Shares	as a class		Shares
Approval of the Board Members was reached
as follows:
Judith M. Stockdale
For	1,671,087		—	14,009,247		—
Withhold	104,313		—	278,348		—
Total	1,775,400		—	14,287,595		—
Carole E. Stone
For	1,671,087		—	14,011,936		—
Withhold	104,313		—	275,659		—
Total	1,775,400		—	14,287,595		—
Margaret L. Wolff
For	1,675,237		—	13,924,293		—
Withhold	100,163		—	363,302		—
Total	1,775,400		—	14,287,595		—
William C. Hunter
For	—		180	—		1,280
Withhold	—		—	—		—
Total	—		180	—		1,280
Albin F. Moschner
For	—		180	—		1,280
Withhold	—		—	—		—
Total	—		180	—		1,280

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Georgia Quality Municipal Income Fund, Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, and Nuveen Virginia Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Georgia Quality Municipal Income Fund, Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, and Nuveen Virginia Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of May 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2022, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 28, 2022

NKG	Nuveen Georgia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 162.6%(100.0% of Total Investments)
	MUNICIPAL BONDS – 162.6% (100.0% of Total Investments)
	Consumer Discretionary – 0.9% (0.5% of Total Investments)
$ 1,220	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	$ 1,110,615
	Hotel Revenue Bonds, First Tier Series 2021A:
	4.000%, 1/01/54
	Education and Civic Organizations – 15.6% (9.6% of Total Investments)
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,030,420
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,362,552
	Academy Project, Series 2013B, 7.000%, 10/01/43
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts	3/26 at 100.00	A2	3,193,740
	Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College	7/27 at 100.00	A+	1,680,889
	Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37
1,155	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	9/29 at 100.00	AA	1,291,175
	Green Series 2019B, 5.000%, 9/01/48
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/23 at 100.00	AA	3,070,110
	Refunding Series 2013A, 5.000%, 10/01/43
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,134,500
	Refunding Series 2016A, 5.000%, 10/01/46, (UB) (4)
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,335,706
	Refunding Series 2012C, 5.250%, 10/01/30
830	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/31 at 100.00	Baa1	805,108
	Series 2021, 4.000%, 10/01/50
2,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Savannah State	6/31 at 100.00	N/R	2,049,260
	University Projects, Refunding & Improvement Series 2021B, 4.000%, 6/15/44
19,180	Total Education and Civic Organizations			19,953,460
	Health Care – 19.0% (11.7% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical
	Center, Series 1998:
205	5.250%, 12/01/22 (5),(6)	7/22 at 100.00	N/R	14,465
745	5.375%, 12/01/28 (5),(6)	7/22 at 100.00	N/R	52,567
88	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical	No Opt. Call	N/R	102,500
	Center, Series 2016, 6.500%, 10/01/222021 2021 (5),(6)
4,245	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	4,308,505
	Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/44
550	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/32 at 100.00	N/R	550,115
	Wellstar Health System, Inc. Project, Series 2022A, 4.000%, 4/01/52
875	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/30 at 100.00	A	955,316
	Wellstar Health System, Series 2020A, 5.000%, 4/01/50
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	1,916,028
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,075,390
3,485	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/26 at 100.00	AA–	3,644,160
	Project, Series 2016A, 5.000%, 7/01/46
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	AA–	2,515,525
	Project, Series 2019A, 4.000%, 7/01/49

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2017B:
$ 3,000	5.500%, 2/15/42, (UB) (4)	2/27 at 100.00	AA	$ 3,235,170
5,500	5.250%, 2/15/45, (UB) (4)	2/27 at 100.00	AA	5,851,175
23,973	Total Health Care			24,220,916
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	1,071,667
	Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35
	Industrials – 0.8% (0.5% of Total Investments)
1,000	Geo. L. Smith II Georgia World Congress Center Authority, Georgia, Convention Center	1/31 at 100.00	BBB–	961,240
	Hotel Revenue Bonds, First Tier Series 2021A:
	4.000%, 1/01/36
	Tax Obligation/General – 23.7% (14.5% of Total Investments)
4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%,	8/26 at 100.00	AA+	4,365,040
	8/01/42, (UB) (4)
700	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/30 at 100.00	AA	697,480
	Tanner Medical Center Inc. Project, Series 2020, 4.000%, 7/01/50
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/25 at 100.00	AA	3,126,570
	Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	2,081,820
	Series 2018A, 4.000%, 6/15/37
1,760	Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp	7/31 at 100.00	A1	1,720,294
	County Hospital Project, Series 2021, 4.000%, 7/01/51
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding
	Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,104,710
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	708,975
1,000	Effingham County School District, Georgia, General Obligation Bonds, Series 2022,	9/32 at 100.00	N/R	1,028,430
	4.000%, 9/01/47
2,350	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	AA+	2,387,459
	2018A, 4.000%, 12/01/43
2,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2020,	2/30 at 100.00	AAA	2,326,540
	5.000%, 2/01/38
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	3,818,345
170	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019,	3/29 at 100.00	AA+	195,432
	5.000%, 3/01/32
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017,	9/27 at 100.00	Aa1	388,004
	5.000%, 3/01/33
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	566,280
	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Refunding Series 2019A:
500	5.000%, 10/01/34	10/29 at 100.00	Aa2	574,275
370	5.000%, 10/01/36	10/29 at 100.00	Aa2	423,198
195	5.000%, 10/01/37	10/29 at 100.00	Aa2	222,858
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	546,250
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	436,252
3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	3,565,695
	4.000%, 6/01/42
28,490	Total Tax Obligation/General			30,283,907

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 29.0% (17.8% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta
	Parking Facility Project, Series 2017:
$ 1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	$ 1,330,544
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,418,218
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A1	3,441,230
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017,	No Opt. Call	A3	612,260
	5.000%, 12/01/24
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,314,756
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,663,317
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	737,637
3,880	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	Baa2	4,138,874
	Series 1993, 5.625%, 10/01/26 – NPFG Insured
300	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	AA–	321,537
	Series 2005, 5.500%, 10/01/26 – NPFG Insured
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	3,230,132
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue	6/27 at 100.00	AA	786,170
	Bonds, Series 2017A, 5.000%, 6/01/29
	Jones County Public Facilities Authority, Georgia, Revenue Bonds, Jones County Water &
	Sewer Projects, Series 2022:
1,055	4.000%, 4/01/35 – BAM Insured	4/32 at 100.00	N/R	1,134,125
1,425	4.000%, 4/01/39 – BAM Insured	4/32 at 100.00	N/R	1,490,037
1,725	4.000%, 4/01/42 – BAM Insured	4/32 at 100.00	N/R	1,778,941
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third
	Indenture, Series 2015B:
1,000	5.000%, 7/01/41	7/26 at 100.00	AA+	1,090,650
3,000	5.000%, 7/01/42	7/26 at 100.00	AA+	3,268,650
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,131,350
	4.000%, 7/01/48
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
710	4.500%, 7/01/34	7/25 at 100.00	N/R	726,706
2,312	4.550%, 7/01/40	7/28 at 100.00	N/R	2,341,941
1,675	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa3	1,106,069
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 3.000%, 7/01/58
35,517	Total Tax Obligation/Limited			37,063,144
	Transportation – 8.7% (5.4% of Total Investments)
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds,
	Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	Aa3	2,671,871
3,750	5.000%, 1/01/34	1/24 at 100.00	Aa3	3,887,288
4,500	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/46	7/31 at 100.00	N/R	4,609,890
10,825	Total Transportation			11,169,049
	U.S. Guaranteed – 13.9% (8.6% of Total Investments) (7)
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%,	5/24 at 100.00	AA+	529,465
	5/01/31, (Pre-refunded 5/01/24)
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding &	4/25 at 100.00	AAA	3,247,950
	Improvement Series 2015, 5.000%, 4/01/44, (Pre-refunded 4/01/25)
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA	3,277,860
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54,
	(Pre-refunded 2/15/25)

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic	11/22 at 100.00	AA–	$ 1,646,843
	Health East Issue, Series 2012, 5.000%, 11/15/37, (Pre-refunded 11/15/22)
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%,	2/23 at 100.00	AAA	3,582,880
	2/01/36, (Pre-refunded 2/01/23)
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series	2/24 at 100.00	Aa3	1,579,095
	2014B, 5.000%, 2/01/37, (Pre-refunded 2/01/24)
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of	4/24 at 100.00	A+	3,167,940
	Art & Design Projects, Series 2014, 5.000%, 4/01/44, (Pre-refunded 4/01/24)
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012,	12/22 at 100.00	Aa2	824,750
	5.000%, 12/01/38, (Pre-refunded 12/01/22)
16,930	Total U.S. Guaranteed			17,856,783
	Utilities – 50.2% (30.9% of Total Investments)
4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%,	11/27 at 100.00	Aa2	4,460,760
	11/01/39, (UB) (4)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B,	11/27 at 100.00	Aa2	5,523,950
	5.000%, 11/01/47
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 -	No Opt. Call	AA	322,353
	AGM Insured
3,000	Bainbridge, Georgia, Combined Utilities Revenue Bonds, Series 2021, 4.000%, 12/01/51 -	12/31 at 100.00	N/R	3,048,930
	BAM Insured
5,000	Bainbridge, Georgia, Combined Utilities Revenue Bonds, Series 2021, 4.000%, 12/01/51 -	12/31 at 100.00	N/R	5,081,550
	BAM Insured, (UB) (4)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,244,412
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,244,413
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001,	7/22 at 100.00	Aa1	5,010
	5.000%, 8/01/35 – AGM Insured
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	545,790
1,600	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2021B,	6/31 at 100.00	AA+	1,406,000
	3.000%, 6/01/46
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A2	1,903,475
1,000	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 3/01/41	3/30 at 100.00	A2	1,017,220
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured, (UB) (4)	10/26 at 100.00	AA	6,662,700
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	329,076
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series	7/22 at 100.00	Aa3	5,361,021
	2011A, 5.250%, 10/01/41
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013,	1/23 at 100.00	AA	1,014,020
	5.000%, 1/01/33
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG,	1/23 at 100.00	A1	3,031,560
	5.000%, 1/01/43
1,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	No Opt. Call	A3	1,133,820
	5.000%, 5/15/49
1,525	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa2	1,573,373
	8/01/49, (Mandatory Put 12/02/24)
2,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand	6/23 at 100.40	Aa2	2,037,640
	Bonds Series 2018A, 4.000%, 4/01/48, (Mandatory Put 9/01/23)
3,500	Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 12/01/50 –	12/30 at 100.00	AA	3,555,160
	AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project P Bonds, Series 2021A:
$ 650	5.000%, 1/01/56	1/30 at 100.00	BBB+	$ 698,419
1,000	5.000%, 1/01/63	1/30 at 100.00	BBB+	1,074,490
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	No Opt. Call	A2	1,071,285
	Series 2015A, 0.000%, 1/01/32
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	7/26 at 100.00	AA	2,467,513
	Series 2016A, 5.000%, 1/01/30 – BAM Insured
	Oconee County, Georgia, Water and Sewerage Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	173,003
535	5.000%, 9/01/37	9/27 at 100.00	AA	596,247
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds,	1/24 at 100.00	AA	2,071,840
	Refunding Series 2014, 5.000%, 1/01/30
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek	2/26 at 100.00	Aa1	2,372,574
	Resevoir Project, Series 2016, 4.000%, 2/01/38
3,105	Warner Robins, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series	7/30 at 100.00	Aa3	3,151,792
	2020, 4.000%, 7/01/50
61,810	Total Utilities			64,179,396
$ 200,150	Total Long-Term Investments (cost $212,686,611)			207,870,177
	Floating Rate Obligations – (18.5)%			(23,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (45.7)% (8)			(58,451,583)
	Other Assets Less Liabilities – 1.6%			2,051,451
	Net Assets Applicable to Common Shares – 100%			$ 127,870,045

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 28.1%
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NMT	Nuveen Massachusetts Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.1%(100.0% of Total Investments)
	MUNICIPAL BONDS – 154.1% (100.0% of Total Investments)
	Education and Civic Organizations – 48.4% (31.4% of Total Investments)
$ 210	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	$ 211,443
	5.000%, 6/15/49
450	Massachusetts Development Finance Agency, Revenue Bonds, Babson College, Refunding	4/32 at 100.00	N/R	455,782
	Series 2022, 4.000%, 10/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Bentley College Issue,
	Series 2021A:
1,000	4.000%, 7/01/38	7/31 at 100.00	A2	1,013,450
735	4.000%, 7/01/39	7/31 at 100.00	A2	741,777
3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music,	10/26 at 100.00	A	3,732,508
	Series 2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,247,432
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	797,635
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
575	15.810%, 10/01/48, 144A, (IF) (4)	10/23 at 100.00	AA–	633,725
1,880	15.898%, 10/01/48, 144A, (IF) (4)	10/23 at 100.00	AA–	2,072,230
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,000	5.000%, 1/01/34	1/28 at 100.00	BBB+	2,116,640
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,362,662
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,079,846
	5.000%, 7/01/35
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue,
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	458,384
190	5.000%, 7/01/37	7/25 at 100.00	AA	201,685
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,244,532
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series	10/22 at 100.00	A1	554,642
	2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A1	894,232
1,400	5.000%, 3/01/44	3/24 at 100.00	A1	1,427,202
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	511,265
	5.250%, 10/01/39
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue,	10/30 at 100.00	BBB+	1,093,312
	Series 2020M, 4.000%, 10/01/38
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,321,979
	Institute, Series 2015, 5.000%, 7/01/33
450	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding	7/29 at 100.00	Baa2	482,657
	Series 2019, 5.000%, 7/01/36
1,175,	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Series	7/31 at 100.00	Baa2	1,110,457
	2021, 4.000%, 7/01/51

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017:
$ 2,200	5.000%, 4/01/35	10/27 at 100.00	AA–	$ 2,435,928
1,250	5.000%, 4/01/36	10/27 at 100.00	AA–	1,382,925
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	AA–	929,329
	5.000%, 8/15/38
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H,	1/28 at 100.00	Baa1	1,392,761
	5.000%, 1/01/42
1,510	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic	6/28 at 100.00	AA–	1,674,545
	Institution, Series 2018, 5.000%, 6/01/43
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/22 at 100.00	A	1,369,313
	Institute, Series 2012, 5.000%, 9/01/50
840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/26 at 100.00	A	894,474
	Institute, Series 2016, 5.000%, 9/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic
	Institute, Series 2017:
550	5.000%, 9/01/42	9/27 at 100.00	A	587,340
700	5.000%, 9/01/47	9/27 at 100.00	A	743,197
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/27 at 100.00	A	2,669,725
	Institute, Series 2017B, 5.000%, 9/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/29 at 100.00	A	990,200
	Institute, Series 2019, 4.000%, 9/01/44
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University,	7/27 at 100.00	Baa2	533,585
	Refunding Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	3,952,530
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	AA–	2,658,497
	Series 2016, 5.000%, 1/01/40
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,264,356
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,216,440
205	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J,	6/22 at 100.00	AA	205,213
	Series 2011, 5.625%, 7/01/33, (AMT)
500	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue L,	No Opt. Call	AA	550,490
	Senior Series 2020B, 5.000%, 7/01/28, (AMT)
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/25 at 100.00	Aa2	4,281,720
	2015-1, 5.000%, 11/01/40
690	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/29 at 100.00	Aa2	786,193
	2020-1, 5.000%, 11/01/36
54,205	Total Education and Civic Organizations			58,284,238
	Health Care – 28.4% (18.4% of Total Investments)
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series	7/26 at 100.00	BBB+	1,400,662
	2016I, 5.000%, 7/01/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,023,210
	Series 2014N, 5.000%, 7/01/44
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	529,610
	Series 2016E, 5.000%, 7/01/32
1,675	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	7/26 at 100.00	A	1,789,771
	Series 2016-I, 5.000%, 7/01/30

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1
$ 900	5.000%, 7/01/30	7/25 at 100.00	A	$ 947,277
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,048,740
500	5.000%, 7/01/33	7/25 at 100.00	A	523,890
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
1,500	5.000%, 7/01/38	7/28 at 100.00	A	1,620,270
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,145,860
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	2,928,184
	Issue, Series 2016N, 5.000%, 12/01/46
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated	8/25 at 100.00	A	3,641,960
	Group Issue, Series 2015F, 5.000%, 8/15/45
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BB+	1,105,542
	Issue, Series 2014F, 5.750%, 7/15/43
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	103,703
	Issue, Series 2020G, 5.000%, 7/15/46, 144A
3,450	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	7/26 at 100.00	AA–	3,605,767
	Issue, Series 2016Q, 5.000%, 7/01/47
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System
	Issue, Series 2017S-1:
2,200	5.000%, 7/01/37	1/28 at 100.00	AA–	2,360,380
2,100	4.000%, 7/01/41	1/28 at 100.00	AA–	2,118,648
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/23 at 100.00	BBB+	831,611
	Obligated Group Issue, Series 2013F, 5.000%, 7/01/37
170	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	A–	181,478
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/50
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,006,250
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,207,084
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	A–	643,825
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care
	Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A–	389,864
1,095	5.000%, 7/01/44	7/27 at 100.00	A–	1,153,758
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	467,913
	Series 2016I, 5.000%, 7/01/36
280	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	300,622
	5.000%, 7/01/44
100	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C,	10/30 at 100.00	AA	100,243
	4.000%, 10/01/45 – AGM Insured
32,765	Total Health Care			34,176,122
	Housing/Multifamily – 2.5% (1.6% of Total Investments)
215	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	6/22 at 100.00	AA	215,254
730	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	671,184
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-1, 3.000%, 12/01/50	12/28 at 100.00	AA	848,850
1,335	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series	6/30 at 100.00	AA	1,001,744
	2020D-1, 2.550%, 12/01/50
400	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series	6/30 at 100.00	AA	299,228
	2021A-1, 2.450%, 12/01/51
3,680	Total Housing/Multifamily			3,036,260

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.4% (0.3% of Total Investments)
$ 500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series	6/32 at 100.00	N/R	$ 509,365
	2022-224, 4.350%, 12/01/42, (WI/DD, Settling 6/16/22)
	Long-Term Care – 4.9% (3.2% of Total Investments)
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc. Issue, Series 2017:
1,040	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	1,082,619
250	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	263,940
460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A+	478,777
	Lennox, Series 2015, 5.000%, 7/01/31
485	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village,	12/25 at 103.00	A–	485,311
	Series 2019, 4.000%, 12/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,021,580
	2013A, 5.250%, 1/01/26
525	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/27 at 103.00	N/R	457,485
	2022. Forward Delivery, 4.000%, 1/01/51, 144A, (WI/DD, Settling 10/13/22)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc., Refunding	10/24 at 104.00	BBB	1,049,670
	Series 2019, 5.000%, 10/01/49
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Salem Community Corporation,	1/32 at 100.00	N/R	1,008,940
	Refunding Series 2022, 5.250%, 1/01/50
5,760	Total Long-Term Care			5,848,322
	Tax Obligation/General – 18.6% (12.1% of Total Investments)
1,240	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	7/22 at 100.00	AA	1,242,319
	5.000%, 2/15/32
1,885	Ludlow, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2019,	2/27 at 100.00	AA–	1,609,206
	3.000%, 2/01/49
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C,	7/25 at 100.00	Aa1	2,125,620
	5.000%, 7/01/45
3,895	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F,	11/27 at 100.00	Aa1	4,305,922
	5.000%, 11/01/46
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A,	1/29 at 100.00	Aa1	4,567,840
	5.250%, 1/01/44
525	Massachusetts State, General Obligation Bonds, Refunding Series 2020D, 3.000%, 11/01/42	11/30 at 100.00	Aa1	475,703
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series	7/22 at 100.00	Aa2	1,778,177
	2012, 5.000%, 5/15/35
1,685	Northeast Metropolitan Regional Vocational Technical School District, Massachusetts,	4/31 at 100.00	N/R	1,721,042
	General Obligation Bonds, School Series 2022, 4.000%, 4/15/47
1,950	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series	9/27 at 100.00	Aa2	1,752,055
	2019, 3.000%, 9/01/42
2,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/46	7/31 at 103.00	N/R	1,871,140
815	Quincy, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2022A,	6/32 at 100.00	N/R	948,660
	5.000%, 6/01/50
21,770	Total Tax Obligation/General			22,397,684
	Tax Obligation/Limited – 23.8% (15.4% of Total Investments)
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	905,607
	5.000%, 5/01/33 – BAM Insured
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017,	5/27 at 100.00	AA	548,715
	5.000%, 5/01/35
2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/28 at 100.00	AA	2,210,080
	2020B-1, 5.000%, 7/01/41

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated
	Series 2021A-1:
$ 2,165	4.000%, 7/01/39	7/31 at 100.00	AA	$ 2,300,811
1,000	4.000%, 7/01/51	7/31 at 100.00	AA	1,023,410
1,000	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B,	No Opt. Call	AA	1,035,040
	5.375%, 5/01/23 – SYNCORA GTY Insured
550	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2022A,	5/32 at 100.00	N/R	561,545
	4.000%, 5/01/47
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Refunding	8/25 at 100.00	AAA	1,451,142
	Senior Series 2015C, 5.000%, 8/15/37
3,020	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	8/30 at 100.00	AAA	3,390,463
	Social Series 2020A, 5.000%, 8/15/50
2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/28 at 100.00	AA+	2,211,440
	Series 2018A, 5.250%, 2/15/48
1,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/29 at 100.00	AA+	1,663,845
	Series 2019A, 5.000%, 2/15/44
3,075	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series	No Opt. Call	A1	3,469,707
	2005, 5.500%, 1/01/27 – NPFG Insured
1,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated	6/29 at 100.00	AA+	1,130,210
	Bridge Programs, Series 2019A, 5.000%, 6/01/49
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/25 at 100.00	AA+	1,598,025
	2015A, 5.000%, 6/01/45
485	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	10/32 at 100.00	N/R	493,861
	Series 2022A, 5.000%, 10/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
863	4.550%, 7/01/40	7/28 at 100.00	N/R	874,176
820	0.000%, 7/01/46	7/28 at 41.38	N/R	249,501
4,205	0.000%, 7/01/51	7/28 at 30.01	N/R	929,095
775	4.750%, 7/01/53	7/28 at 100.00	N/R	779,728
1,259	5.000%, 7/01/58	7/28 at 100.00	N/R	1,283,185
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	523,806
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
30,442	Total Tax Obligation/Limited			28,633,392
	Transportation – 9.4% (6.1% of Total Investments)
2,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/47, (AMT)	7/27 at 100.00	Aa2	2,649,875
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	Aa2	1,041,080
2,500	5.000%, 7/01/44	7/24 at 100.00	Aa2	2,590,975
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	Aa2	759,566
1,000	5.000%, 7/01/45	7/25 at 100.00	Aa2	1,058,260
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2021E, 5.000%, 7/01/46, (AMT)	7/31 at 100.00	Aa2	2,202,020
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation,	7/29 at 100.00	A1	998,960
	Series 2019A, 4.000%, 7/01/44, (AMT)
10,715	Total Transportation			11,300,736
	U.S. Guaranteed – 7.0% (4.6% of Total Investments) (5)
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts	7/23 at 100.00	AA–	1,311,350
	Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32, (Pre-refunded 7/01/23)
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,705,183
	5.000%, 5/01/44, (Pre-refunded 5/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue,	10/24 at 100.00	AA	$ 1,067,820
	Series 2014P, 5.000%, 10/01/46, (Pre-refunded 10/01/24)
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A	1,482,023
	Obligated Group, Series 2013, 5.250%, 11/15/41, (Pre-refunded 11/15/23)
368	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	388,163
	Series 2013A, 6.250%, 11/15/28, (Pre-refunded 11/15/23), 144A
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior
	Series 2013A:
990	5.000%, 5/15/38, (Pre-refunded 5/15/23)	5/23 at 100.00	N/R	1,022,086
885	5.000%, 5/15/38, (Pre-refunded 5/15/23)	5/23 at 100.00	AAA	914,107
500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B,	8/26 at 100.00	AA+	558,395
	5.000%, 8/01/40, (Pre-refunded 8/01/26)
8,028	Total U.S. Guaranteed			8,449,127
	Utilities – 10.7% (6.9% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	590,301
	Refunding Series 2014A, 5.000%, 7/01/29
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,250	5.000%, 7/01/37	7/27 at 100.00	A–	1,355,437
420	5.000%, 7/01/40	7/27 at 100.00	A–	454,142
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	7/22 at 100.00	A1	415,834
	5.000%, 12/01/32 – NPFG Insured
1,000	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	1,037,890
	5.000%, 2/01/45
4,445	Massachusetts Municipal Wholesale Electric Company, MMWEC, Revenue Bonds, Project 2015A,	1/32 at 100.00	N/R	4,540,523
	Series 2021A, 4.000%, 7/01/46
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	7/22 at 100.00	AAA	60,187
	5.000%, 8/01/22
1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B,	8/27 at 100.00	AA+	1,361,167
	5.000%, 8/01/42
1,130	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2020B,	8/30 at 100.00	AA+	1,297,387
	5.000%, 8/01/45
1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/27 at 100.00	AA	1,092,420
	2017C, 5.000%, 4/15/37
635	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/29 at 100.00	AA	669,176
	2019E, 4.000%, 4/15/38
12,150	Total Utilities			12,874,464
$ 180,015	Total Long-Term Investments (cost $186,777,017)			185,509,710
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (61.3)%(6)			(73,758,542)
	Other Assets Less Liabilities – 7.2%			8,642,760
	Net Assets Applicable to Common Shares – 100%			$ 120,393,928

NMT	Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 39.8%
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 167.1%(100.0% of Total Investments)
	MUNICIPAL BONDS – 167.1% (100.0% of Total Investments)
	Education and Civic Organizations – 34.4% (20.6% of Total Investments)
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy
	Project,Series 2016A:
$ 500	4.000%, 7/01/28	7/24 at 102.00	N/R	$ 504,110
50	5.000%, 7/01/36	7/24 at 102.00	N/R	51,730
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	257,575
	Series 2015A, 5.250%, 7/01/40
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	582,751
	Academy, Series 2014A, 5.750%, 8/01/44
750	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/27 at 102.00	BB+	777,563
	Academy, Series 2019A, 5.250%, 8/01/43
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	94,012
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series	7/24 at 100.00	BB	2,208,954
	2014A, 5.000%, 7/01/44
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project,	7/26 at 100.00	N/R	1,447,850
	Series 2016A, 5.000%, 7/01/46
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project,
	Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	306,813
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,449,938
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University,
	Refunding Series 2017:
500	5.000%, 5/01/37	5/27 at 100.00	BB+	514,715
2,000	5.000%, 5/01/47	5/27 at 100.00	BB+	2,035,600
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,	3/27 at 100.00	Aa2	1,609,451
	Refunding Series 2017, 4.000%, 3/01/42
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint
	Scholastica, Inc., Refunding Series 2019:
500	4.000%, 12/01/34	12/29 at 100.00	Baa2	511,005
425	4.000%, 12/01/40	12/29 at 100.00	Baa2	430,759
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict,	3/26 at 100.00	Baa1	308,254
	Series 2016-8K, 4.000%, 3/01/43
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	606,288
	Refunding Series 2017, 4.000%, 3/01/48
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine	10/28 at 100.00	Baa1	241,562
	University, Refunding Series 2018A, 5.000%, 10/01/45
350	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John’s University,	10/30 at 100.00	A2	307,167
	Refunding Series 2021, 3.000%, 10/01/38
750	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College,	10/30 at 100.00	A1	763,200
	Series 2021, 4.000%, 10/01/50
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint
	Thomas, Series 2019:
750	5.000%, 10/01/33	10/29 at 100.00	A2	831,810
235	5.000%, 10/01/40	10/29 at 100.00	A2	256,486

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint
	Thomas, Series 2022B:
$ 2,125	5.000%, 10/01/39, (WI/DD, Settling 6/02/22)	10/30 at 100.00	N/R	$ 2,337,670
710	4.125%, 10/01/41, (WI/DD, Settling 6/02/22)	10/30 at 100.00	N/R	722,695
400	5.000%, 10/01/47 (WI/DD, Settling 6/02/22)	10/30 at 100.00	N/R	430,600
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School	9/24 at 100.00	BB–	693,783
	Project, Series 2014A, 5.000%, 9/01/44
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project,	7/22 at 100.00	BBB–	450,675
	Series 2004A, 5.500%, 12/01/33
1,250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/29 at 100.00	BBB–	1,144,900
	Bonds, Community of Peace Academy Project, Series 2019, 4.000%, 12/01/49
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	368,600
510	5.375%, 7/01/50	7/25 at 100.00	BB	522,240
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/23 at 100.00	BB	1,690,282
	Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/22 at 100.00	BB+	804,224
	Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	3/23 at 100.00	BB	370,254
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series	10/26 at 100.00	N/R	1,009,220
	2016A, 5.000%, 10/01/41
500	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/26 at 102.00	BB+	512,750
	Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49
26,820	Total Education and Civic Organizations			27,155,486
	Health Care – 38.6% (23.1% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project,	3/26 at 100.00	N/R	251,022
	Refunding Series 2016, 4.000%, 3/01/32
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health	4/27 at 100.00	BBB	189,511
	Services Project, Series 2017, 5.000%, 4/01/41
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
110	4.250%, 2/15/43	2/28 at 100.00	A–	111,099
700	5.000%, 2/15/43	2/28 at 100.00	A–	742,623
3,000	5.000%, 2/15/48	2/28 at 100.00	A–	3,166,200
2,750	5.000%, 2/15/53	2/28 at 100.00	A–	2,895,008
510	5.000%, 2/15/58	2/28 at 100.00	A–	536,892
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Saint Luke’s Hospital of Duluth Obligated Group, Series 2021A:
200	4.000%, 6/15/33	6/31 at 100.00	BBB–	202,540
430	3.000%, 6/15/44	6/31 at 100.00	BBB–	345,686
150	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	6/32 at 100.00	N/R	161,206
	Saint Luke’s Hospital of Duluth Obligated Group, Series 2022B, 5.250%, 6/15/47
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health
	Services Project, Series 2013:
400	4.000%, 4/01/27	7/22 at 100.00	BBB	400,152
230	4.000%, 4/01/31	7/22 at 100.00	BBB	230,007
720	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial	9/25 at 100.00	Baa1	720,266
	Health Care, Series 2015, 4.000%, 9/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care,
	Series 2017:
$ 200	5.000%, 5/01/31	5/27 at 100.00	Baa1	$ 214,456
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	175,880
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series 2021:
1,500	4.000%, 11/15/36	11/31 at 100.00	N/R	1,523,925
500	4.000%, 11/15/38	11/31 at 100.00	N/R	506,565
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	266,945
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,036,600
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
1,500	4.000%, 11/15/48	11/28 at 100.00	A+	1,476,900
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,589,055
915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	931,205
	4.000%, 11/15/48
1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2022,	11/32 at 100.00	N/R	1,130,650
	5.000%, 11/15/57
1,275	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/26 at 100.00	AA–	1,285,174
	2016A, 4.000%, 5/01/37
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
500	5.000%, 5/01/48	5/29 at 100.00	AA–	532,850
750	4.000%, 5/01/49	5/29 at 100.00	AA–	736,830
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	4,055,120
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	249,111
240	4.000%, 11/15/37	11/27 at 100.00	A+	243,665
2,170	4.000%, 11/15/43	11/27 at 100.00	A+	2,185,711
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	7/22 at 100.00	N/R	1,000,970
	Project, Series 2007-1, 5.000%, 8/01/36
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional
	Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	771,464
630	5.000%, 9/01/34	9/24 at 100.00	A	648,888
29,750	Total Health Care			30,514,176
	Housing/Multifamily – 2.1% (1.2% of Total Investments)
1,635	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments	7/22 at 100.00	Aaa	1,637,453
	Project, Series 2010, 4.500%, 6/01/26
	Housing/Single Family – 0.6% (0.4% of Total Investments)
7	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue	6/22 at 100.00	AA+	6,972
	Bonds, City Living Series 2006A-4, 5.000%, 11/01/38, (AMT)
50	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C,	1/23 at 100.00	AA+	50,047
	3.900%, 7/01/43
20	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C,	7/24 at 100.00	AA+	19,947
	3.500%, 1/01/32
445	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I,	1/30 at 100.00	AA+	397,688
	1.700%, 1/01/31
522	Total Housing/Single Family			474,654

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 5.9% (3.6% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond
	Fund Series 2013-1:
$ 1,400	4.500%, 6/01/33	12/22 at 100.00	A+	$ 1,420,790
600	4.750%, 6/01/39	12/22 at 100.00	A+	609,174
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	2,650,821
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, (AMT), 144A
4,650	Total Industrials			4,680,785
	Long-Term Care – 11.5% (6.9% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at	11/24 at 100.00	N/R	767,946
	Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford	11/24 at 100.00	Baa1	376,690
	Foundation Project, Series 2014, 4.000%, 11/01/39
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc.,	7/22 at 100.00	N/R	782,924
	Refunding Series 2013, 5.200%, 3/01/43
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc.,
	Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	156,480
850	5.250%, 1/01/46	1/23 at 100.00	N/R	729,036
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,	8/22 at 100.00	N/R	500,235
	Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding	11/22 at 100.00	N/R	1,306,247
	Series 2012, 4.750%, 11/15/28
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen, Abiitan	5/23 at 100.00	N/R	753,615
	Mill City Project, Series 2015, 5.250%, 11/01/45
215	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of	7/24 at 102.00	N/R	201,483
	Country Manor Project, Series 2019 A, 5.000%, 7/01/55
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	6/26 at 100.00	N/R	1,133,392
	Home Project, Series 2016B, 4.900%, 6/01/49
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care	5/23 at 100.00	N/R	496,075
	Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian
	Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	492,645
350	4.125%, 9/01/35	9/24 at 100.00	N/R	343,497
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd	1/23 at 100.00	N/R	529,384
	Luthran Home, Refunding Series 2013, 5.125%, 1/01/39
500	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	505,390
	Refunding Series 2019, 5.000%, 8/01/49
9,635	Total Long-Term Care			9,075,039
	Tax Obligation/General – 25.5% (15.2% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,037,860
	Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, Facilities Maintenance Series 2018D:
1,015	4.000%, 2/01/38	2/27 at 100.00	AAA	1,053,326
1,055	4.000%, 2/01/39	2/27 at 100.00	AAA	1,089,024
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, School Building Series 2018A:
500	4.000%, 2/01/38	2/27 at 100.00	AAA	517,780
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,016,620
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds,	2/27 at 100.00	Aa2	1,033,780
	Series 2018A, 4.000%, 2/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation	2/25 at 67.23	AAA	$ 190,557
	Bonds, School Building Series 2015A, 0.010%, 2/01/35
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota,	2/25 at 100.00	Aa2	1,026,600
	General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36
540	Duluth Independent School District 709, Saint Louis County, Minnesota, General	2/28 at 89.86	Aa2	353,592
	Obligation Bonds, Capital Appreciation Series 2021C, 0.000%, 2/01/33
1,000	Hennepin County, Minnesota, General Obligation Bonds, Series 2020A, 5.000%, 12/01/36	12/30 at 100.00	N/R	1,178,730
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,071,500
	School Building Series 2018A, 4.000%, 2/01/42
1,000	Independent School District No. 319, Nashwauk-Keewatin, Minnesota, General Obligation	2/31 at 100.00	N/R	1,046,510
	School Building Bonds, Series 2022A, 4.000%, 2/01/48
500	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation	2/28 at 100.00	AAA	521,270
	Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series	12/26 at 100.00	AAA	1,394,268
	2018, 4.000%, 12/01/40
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,037,860
	Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation	2/27 at 100.00	Aa2	1,036,660
	Bonds, Series 1994, 4.000%, 2/01/37
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School	2/26 at 100.00	AAA	1,025,500
	Building Series 2015B, 4.000%, 2/01/45
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation	2/25 at 62.98	Aa2	517,860
	Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39
1,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation	2/25 at 100.00	Aa2	1,533,405
	Bonds, School Building Series 2015A, 4.000%, 2/01/40
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	519,420
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
1,000	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General	2/28 at 100.00	AAA	896,950
	Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/42
20,275	Total Tax Obligation/General			20,099,072
	Tax Obligation/Limited – 16.6% (9.9% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation,	2/23 at 100.00	A+	1,011,900
	Series 2015A, 4.000%, 2/01/41
	Chaska Independent School District 112, Carver County, Minnesota, Certificates of
	Participation, Series 2021A:
345	3.000%, 2/01/34	2/30 at 100.00	Aa3	340,808
200	3.000%, 2/01/36	2/30 at 100.00	Aa3	194,832
425	3.000%, 2/01/38	2/30 at 100.00	Aa3	409,815
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding	3/23 at 100.00	N/R	125,122
	Series 2015, 4.000%, 3/01/30
500	Minneapolis, Minnesota, Tax Incriment Revenue Bonds, Ivy Tower Project, Series 2015,	3/24 at 100.00	N/R	505,905
	5.000%, 3/01/29
375	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/25 at 100.00	AA+	388,354
	Series 2016C, 4.000%, 8/01/35
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/27 at 100.00	AA+	211,316
	Series 2017A, 4.000%, 8/01/35
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/28 at 100.00	AA+	512,385
	Series 2018D, 4.000%, 8/01/39
465	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	N/R	424,712
	Series 2021A, 3.000%, 8/01/41

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,065	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	N/R	$ 970,737
	Series 2021B, 3.000%, 8/01/43
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series	7/22 at 100.00	AA+	2,237,225
	2011, 5.000%, 8/01/31
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A1	1,013,050
	Certificates of Participation, Series 2015A, 3.750%, 2/01/36
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A1	756,030
	Certificates of Participation, Series 2015B, 4.000%, 2/01/42
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of
	Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	154,966
500	4.000%, 2/01/38	2/25 at 100.00	A1	504,980
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue
	Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	451,028
895	5.250%, 4/01/43	4/23 at 100.00	N/R	832,779
1,150	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of	2/29 at 100.00	AAA	1,247,417
	Participation, Series 2019B, 4.000%, 2/01/31
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	809,640
13,125	Total Tax Obligation/Limited			13,103,001
	Transportation – 6.2% (3.7% of Total Investments)
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019A:
500	5.000%, 1/01/44	7/29 at 100.00	A+	544,145
480	5.000%, 1/01/49	7/29 at 100.00	A+	519,528
2,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	2,136,560
	Refunding Subordinate Lien Series 2019B, 5.000%, 1/01/44, (AMT)
1,600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	1,705,536
	Senior Lien Series 2016C, 5.000%, 1/01/46
4,580	Total Transportation			4,905,769
	U.S. Guaranteed – 9.9% (5.9% of Total Investments) (4)
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School
	Building Series 2015A:
940	0.000%, 2/01/37, (Pre-refunded 2/01/24)	2/24 at 56.07	Aa2	510,100
1,075	0.000%, 2/01/38, (Pre-refunded 2/01/24)	2/24 at 53.49	Aa2	556,442
1,500	Mankato Independent School District 77, Nicollet and Le Sueur Counties, Minnesota,	2/24 at 100.00	AAA	1,551,855
	General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30,
	(Pre-refunded 2/01/24)
295	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary’s	No Opt. Call	BB	296,867
	School Project, Series 2015, 5.000%, 8/01/22, (ETM), 144A
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R	632,206
	HealthEast Inc., Series 2015A, 5.000%, 11/15/44, (Pre-refunded 11/15/25)
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation	2/23 at 100.00	AAA	1,996,674
	Bonds, School Building Series 2014A, 3.500%, 2/01/31, (Pre-refunded 2/01/23)
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds,
	Series 2014A:
1,000	4.000%, 1/01/40, (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,035,060
1,200	5.000%, 1/01/46, (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,260,696
8,560	Total U.S. Guaranteed			7,839,900

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 15.8% (9.5% of Total Investments)
$ 100	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin	1/30 at 100.00	N/R	$ 102,107
	Cities Transmission Project, Refunding Series 2021, 4.000%, 1/01/42 – AGM Insured
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	442,357
	2016, 5.000%, 1/01/46
30	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	A–	32,962
	2020A, 5.000%, 1/01/50
500	Luverne, Minnesota, Electric Revenue Bonds, Series 2022A, 3.000%, 12/01/47 – AGM Insured	12/28 at 100.00	N/R	442,380
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A,	10/24 at 100.00	A1	513,985
	4.000%, 10/01/33
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,072,675
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	AA	1,316,160
	5.000%, 12/01/47
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3,	10/27 at 100.00	A–	507,695
	4.000%, 10/01/42
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,089,297
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,967,922
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	91,282
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	7/28 at 100.00	Aa3	3,915,590
	2018A, 5.000%, 1/01/49
11,980	Total Utilities			12,494,412
$ 131,532	Total Long-Term Investments (cost $132,069,130)			131,979,747
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (66.8)% (5)			(52,766,122)
	Other Assets Less Liabilities – (0.3)%			(229,875)
	Net Assets Applicable to Common Shares – 100%			$ 78,983,750

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 40.0%
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 160.1%(100.0% of Total Investments)
	MUNICIPAL BONDS – 160.1% (100.0% of Total Investments)
	Consumer Staples – 4.2% (2.6% of Total Investments)
$ 1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and	No Opt. Call	AA–	$ 1,206,319
	Gamble Inc., Series 1999, 5.200%, 3/15/29, (AMT)
	Education and Civic Organizations – 16.7% (10.5% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	308,739
	4.000%, 11/01/33
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/23 at 100.00	A1	423,493
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	775,943
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	600,126
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	746,061
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	10/25 at 100.00	AA–	1,009,940
	University, Series 2015A, 4.000%, 10/01/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2019A:
500	5.000%, 10/01/46	4/29 at 100.00	AA–	553,810
15	4.000%, 10/01/48	4/29 at 100.00	AA–	15,155
115	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/27 at 100.00	Baa2	114,351
	Refunding Series 2017, 4.000%, 4/01/34
210	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series	10/29 at 100.00	AA	216,754
	2019A, 4.000%, 10/01/39 – AGM Insured
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	93,809
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
4,725	Total Education and Civic Organizations			4,858,181
	Health Care – 40.7% (25.5% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	BBB–	319,683
	2016, 5.000%, 8/01/30
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	423,780
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	10/27 at 100.00	A–	263,178
	Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/24 at 100.00	A	322,173
	Freeman Health System, Series 2015, 5.000%, 2/15/35
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	502,850
	BJC Health System, Series 2015A, 4.000%, 1/01/45
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	501,805
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50,
	(Mandatory Put 1/01/46)
315	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	312,656
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58,
	(Mandatory Put 1/01/48)
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	744,420
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58,
	(Mandatory Put 1/01/48), (UB) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	Baa2	$ 500,980
	Capital Region Medical Center, Series 2020, 5.000%, 11/01/40
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	1,795,844
	CoxHealth, Series 2013A, 5.000%, 11/15/44
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/25 at 100.00	A2	442,116
	CoxHealth, Series 2015A, 5.000%, 11/15/32
150	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	5/29 at 100.00	A2	165,942
	CoxHealth, Series 2019A, 5.000%, 11/15/37
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/22 at 100.00	AA–	335,941
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37
390	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/22 at 100.00	A+	390,335
	Mercy Health, Series 2012, 4.000%, 11/15/42
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	A+	554,246
	Mercy Health, Series 2014F, 4.250%, 11/15/48
515	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	A+	546,621
	Mercy Health, Series 2017C, 5.000%, 11/15/47
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	1,502,355
	Mercy Health, Series 2020, 4.000%, 6/01/53
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/29 at 100.00	AA–	1,001,300
	Mosaic Health System, Series 2019A, 4.000%, 2/15/54
200	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/32 at 100.00	N/R	225,278
	SSM Health Care, Series 2022A, 5.000%, 6/01/34
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	341,386
	Hospital, Series 2017A, 4.000%, 5/15/48
125	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	8/31 at 100.00	BBB+	118,570
	Health System, Series 2021, 4.000%, 2/15/51
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	505,985
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46
11,590	Total Health Care			11,817,444
	Housing/Single Family – 0.2% (0.1% of Total Investments)
60	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	11/26 at 100.00	AA+	60,289
	Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37
	Long-Term Care – 9.7% (6.1% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	164,711
	Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	100,603
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 100.00	BBB	505,530
	Services Projects, Series 2014A, 5.000%, 2/01/44
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2016A:
400	5.000%, 2/01/36	2/26 at 100.00	BBB	413,344
500	5.000%, 2/01/46	2/26 at 100.00	BBB	510,695
100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/29 at 100.00	BBB	91,858
	Services Projects, Series 2019C, 4.000%, 2/01/48
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship
	Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BB+	249,985
250	5.000%, 9/01/42	9/22 at 100.00	BB+	244,375

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	$ 435,439
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint	12/25 at 100.00	N/R	101,645
	Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45
2,820	Total Long-Term Care			2,818,185
	Tax Obligation/General – 27.6% (17.2% of Total Investments)
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds,
	Series 2018:
1,000	4.000%, 3/01/34	3/26 at 100.00	AA	1,035,740
335	4.000%, 3/01/36	3/26 at 100.00	AA	344,089
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation	3/27 at 100.00	AA+	355,320
	Bonds, Refunding Series 2015, 4.000%, 3/01/36
350	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series	3/27 at 100.00	AA+	359,919
	2019, 4.000%, 3/01/39
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/24 at 100.00	AA+	510,830
	Refunding & Improvement Series 2015, 4.000%, 3/01/32
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	216,790
	Refunding & Improvement Series 2018, 5.000%, 3/01/36
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program	3/27 at 100.00	AA+	1,060,720
	Series 2017, 4.000%, 3/01/32
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A,	2/28 at 100.00	AA	316,230
	4.000%, 2/01/35
	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds,
	Series 2022:
1,000	5.000%, 3/01/41	3/31 at 100.00	N/R	1,152,720
500	5.000%, 3/01/42	3/31 at 100.00	N/R	574,810
1,000	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019,	3/27 at 100.00	AA	1,028,340
	4.000%, 3/01/39
1,000	Washington School District, Franklin County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	1,050,390
	Missouri Direct Deposit Program, Series 2019, 4.000%, 3/01/35
7,525	Total Tax Obligation/General			8,005,898
	Tax Obligation/Limited – 27.1% (16.9% of Total Investments)
1,220	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/29 at 100.00	AA	1,238,886
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/48
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project,	6/24 at 100.00	N/R	331,030
	Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri,	3/26 at 100.00	Aa3	150,846
	Certificates of Participation, Mid-Continent Public Library Project, Series 2018,
	4.000%, 3/01/35
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds,	5/25 at 100.00	N/R	250,485
	Series 2017, 5.125%, 5/01/41
500	Festus R-VI School District, Jefferson County, Missouri, Lease Participation	4/31 at 100.00	N/R	515,330
	Certificates, Festus R-VI School District Project, Series 2021B, 4.000%, 4/01/41
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project,	7/22 at 100.00	N/R	207,900
	Series 2006, 5.000%, 6/01/28 (5)
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement
	Bonds, Series 2013B:
250	4.875%, 3/01/33	3/23 at 100.00	BB+	246,998
200	5.000%, 3/01/38	3/23 at 100.00	BB+	197,000

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	7/22 at 100.00	AA–	$ 300,978
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32
100	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	No Opt. Call	N/R	98,950
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	4.250%, 4/01/26, 144A
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series	9/23 at 100.00	AA–	334,334
	2014C, 5.000%, 9/01/33
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	87,608
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	83,853
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/23 at 100.00	A–	248,011
	Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	202,590
422	0.000%, 7/01/46	7/28 at 41.38	N/R	128,402
500	4.750%, 7/01/53	7/28 at 100.00	N/R	503,050
17	5.000%, 7/01/58	7/28 at 100.00	N/R	17,327
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
252	4.329%, 7/01/40	7/28 at 100.00	N/R	252,312
100	4.784%, 7/01/58	7/28 at 100.00	N/R	100,788
50	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue	11/29 at 102.00	N/R	43,034
	Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B,
	4.250%, 11/01/49, 144A
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds,	7/24 at 100.00	N/R	229,782
	Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%,
	7/01/44, 144A
500	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention	10/30 at 100.00	AA	560,740
	Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/49 – AGM Insured
300	Saint Louis Municipal Library District, Missouri, Certificates of Participation,	3/30 at 100.00	AA	306,495
	Refunding Series 2020, 4.000%, 3/15/44 – BAM Insured
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project,	4/25 at 100.00	Aa2	618,480
	Series 2015, 4.000%, 4/01/35
450	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	379,953
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A,
	4.750%, 11/15/47
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds,	6/26 at 100.00	BBB	217,204
	Series 2017, 4.500%, 6/01/36
8,256	Total Tax Obligation/Limited			7,852,366
	Transportation – 7.4% (4.6% of Total Investments)
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,500	5.000%, 3/01/49 – AGM Insured, (AMT)	3/29 at 100.00	AA	1,604,475
500	5.000%, 3/01/54, (AMT)	3/29 at 100.00	A2	529,075
2,000	Total Transportation			2,133,550

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 6.6% (4.1% of Total Investments) (6)
$ 910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	$ 921,311
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33,
	(Pre-refunded 10/01/22)
335	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013B, 5.500%,	10/23 at 100.00	AA	351,633
	10/01/33, (Pre-refunded 10/01/23) – AGM Insured
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still	10/23 at 100.00	A–	532,323
	University of Health Sciences, Series 2014, 5.000%, 10/01/39, (Pre-refunded 10/01/23)
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R	100,929
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42, (Pre-refunded 9/01/22)
1,855	Total U.S. Guaranteed			1,906,196
	Utilities – 19.9% (12.4% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation,	1/25 at 100.00	A–	259,642
	Series 2017, 5.000%, 1/01/47
150	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation,	12/24 at 100.00	A+	154,759
	Series 2017, 4.000%, 12/01/37
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	168,978
	4.000%, 1/01/35
125	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/26 at 100.00	AAA	135,837
	Refunding & Improvement Series 2016C, 5.000%, 5/01/46
450	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/27 at 100.00	AAA	490,946
	Refunding & Improvement Series 2017A, 5.000%, 5/01/47
500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/32 at 100.00	N/R	582,545
	Refunding Improvement Series 2022B, 5.000%, 5/01/47, (WI/DD, Settling 6/08/22)
500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/32 at 100.00	N/R	565,450
	Independence Annual Appropriation Electric System, Refunding Series 2022, 5.000%, 6/01/34 -
	AGM Insured
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility	1/25 at 100.00	Aa3	531,120
	Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/25 at 100.00	A	370,703
	Point Project, Refunding Series 2014A, 5.000%, 1/01/32
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/26 at 100.00	A	516,615
	Point Project, Refunding Series 2015A, 4.000%, 1/01/35
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	546,790
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	635,954
	Participation, Refunding Series 2016C, 5.000%, 12/01/32
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	559,916
	Participation, Series 2018, 4.000%, 12/01/39
260	Stone County Public Water Supply District 2, Missouri, Certificates of Participation,	12/28 at 100.00	N/R	249,387
	Series 2021B, 4.000%, 12/01/51
5,380	Total Utilities			5,768,642
$ 45,266	Total Long-Term Investments (cost $46,277,233)			46,427,070
	Floating Rate Obligations – (2.1)%			(600,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (61.4)% (7)			(17,795,336)
	Other Assets Less Liabilities – 3.4%			972,336
	Net Assets Applicable to Common Shares – 100%			$ 29,004,070

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. (7) MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 38.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 166.6%(100.0% of Total Investments)
	MUNICIPAL BONDS – 166.6% (100.0% of Total Investments)
	Consumer Staples – 5.1% (3.0% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
$ 515	5.250%, 6/01/32	6/22 at 100.00	N/R	$ 514,990
705	5.625%, 6/01/47	6/22 at 100.00	N/R	703,632
4,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/22 at 100.00	B–	4,141,575
	Bonds, Series 2007B1, 5.000%, 6/01/47
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	6,646,262
	Bonds, Series 2007B2, 5.200%, 6/01/46
25	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	7/22 at 100.00	A1	25,041
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
12,025	Total Consumer Staples			12,031,500
	Education and Civic Organizations – 12.7% (7.6% of Total Investments)
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue
	Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,144,846
565	4.000%, 1/01/40	1/27 at 100.00	A1	579,481
390	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	7/22 at 100.00	BB–	378,792
	Series 2006, 5.000%, 9/01/26
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee	1/28 at 100.00	AA	1,110,670
	University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43
2,000	Madison County Industrial Development Authority, Virginia, Educational Facilities	10/30 at 100.00	Aa1	1,727,540
	Revenue Bonds, Woodberry Forest School, Series 2021, 3.000%, 10/01/50
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech	6/27 at 100.00	Aa2	515,340
	Foundation, Refunding Series 2017A, 4.000%, 6/01/36
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech
	Foundation, Refunding Series 2019A:
500	4.000%, 6/01/37	6/29 at 100.00	Aa2	515,460
905	4.000%, 6/01/39	6/29 at 100.00	Aa2	935,806
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds,	9/28 at 100.00	BBB+	796,545
	Lynchburg College, Series 2018A, 5.000%, 9/01/43
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/25 at 100.00	AAA	2,648,425
	Green Series 2015A-2, 5.000%, 4/01/45
1,515	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/27 at 100.00	AAA	1,678,378
	Refunding Series 2017A, 5.000%, 4/01/42
9,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/27 at 100.00	AAA	9,970,560
	Refunding Series 2017A, 5.000%, 4/01/42, (UB) (4)
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,007,900
	University Project, Green Series 2015B, 5.000%, 7/01/45, 144A
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount
	University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,522,575
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,031,600
500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Regent	6/31 at 100.00	BBB–	495,320
	University Project, Series 2021, 4.000%, 6/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA–	$ 1,149,830
	5.000%, 11/01/33
28,730	Total Education and Civic Organizations			30,209,068
	Health Care – 24.1% (14.5% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
1,050	5.000%, 7/01/32	7/30 at 100.00	AA–	1,165,342
2,000	4.000%, 7/01/39	7/30 at 100.00	AA–	2,019,480
225	4.000%, 7/01/40	7/30 at 100.00	AA–	226,843
2,055	4.000%, 7/01/45	7/30 at 100.00	AA–	2,053,459
1,000	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake	7/29 at 100.00	A	1,018,000
	Regional Medical Center, Series 2019, 4.000%, 7/01/39
1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,884,730
	Series 2019A-1, 4.000%, 8/01/44
2,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	2,639,304
	Series 2019A-2, 4.000%, 8/01/49
3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/32 at 100.00	N/R	2,983,890
	Inova Health System, Refunding Series 2022, 4.000%, 5/15/44
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	AA+	1,957,000
	Inova Health System, Series 2018A, 4.000%, 5/15/48
2,595	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding	No Opt. Call	AA+	2,655,126
	Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue	No Opt. Call	A3	2,587,025
	Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23
1,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital	1/25 at 103.00	A+	980,090
	Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/25 at 100.00	N/R	3,617,635
	Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra
	Health Obligated Group, Refunding Series 2017A:
195	5.000%, 1/01/31	1/27 at 100.00	A–	209,050
2,000	5.000%, 1/01/47	1/27 at 100.00	A–	2,090,180
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra
	Health Obligated Group, Refunding Series 2021:
1,650	3.000%, 1/01/51	1/32 at 100.00	N/R	1,247,747
1,575	4.000%, 1/01/55	1/32 at 100.00	N/R	1,522,899
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds,	11/28 at 100.00	AA	1,000,200
	Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48
5,000	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion	7/30 at 100.00	AA–	5,032,900
	Clinic Obligated Group, Series 2020A, 4.000%, 7/01/51
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue
	Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,058,690
1,440	5.000%, 6/15/35	6/26 at 100.00	A3	1,514,405
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,377,285
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series	7/27 at 100.00	AA–	3,378,688
	2017B, 5.000%, 7/01/46
5,000	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon	6/30 at 100.00	AA–	5,007,350
	Secours Mercy Health, Inc., Series 2020A, 4.000%, 12/01/49
	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara
	Healthcare, Refunding Series 2020:
1,000	4.000%, 11/01/38	11/29 at 100.00	AA	1,021,030
1,150	4.000%, 11/01/39	11/29 at 100.00	AA	1,172,287

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley
	Health System Obligated Group, Refunding Series 2015:
$ 1,500	5.000%, 1/01/33	1/26 at 100.00	A+	$ 1,577,760
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,046,500
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,024,720
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,262,227
56,830	Total Health Care			57,331,842
	Housing/Multifamily – 6.7% (4.0% of Total Investments)
980	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	1/27 at 100.00	N/R	925,659
	Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,007,110
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,002,090
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C,	8/24 at 100.00	AA+	905,436
	4.000%, 8/01/45
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E,	12/24 at 100.00	AA+	2,764,932
	3.750%, 12/01/40
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B,	5/25 at 100.00	AA+	1,500,915
	3.350%, 5/01/36
1,700	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A,	3/26 at 100.00	AA+	1,701,139
	3.875%, 3/01/47
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A,	3/28 at 100.00	AA+	3,018,810
	3.800%, 9/01/44
1,855	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020E,	7/29 at 100.00	AA+	1,460,961
	2.500%, 7/01/45
2,165	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020G,	9/29 at 100.00	AA+	1,656,247
	2.400%, 9/01/45
16,850	Total Housing/Multifamily			15,943,299
	Long-Term Care – 8.5% (5.1% of Total Investments)
2,800	Albemarle County, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury	6/29 at 103.00	N/R	2,683,856
	of the Blue Ridge, Refunding Series 2022A, 4.000%, 6/01/49
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility	10/26 at 103.00	A–	918,830
	Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2020,
	4.000%, 10/01/50
1,000	James City County Economic Development Authority, Virginia, Residential Care Facility	6/27 at 103.00	N/R	824,630
	Revenue Bonds, Virginia United Methodist Homes of Williamsburg Inc. Windsormeade,
	Series 2021A, 4.000%, 6/01/47
1,045	James City County Economic Development Authority, Virginia, Residential Care Facility	12/27 at 103.00	N/R	862,376
	Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A, 4.000%, 12/01/50
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/25 at 102.00	BBB–	932,700
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016,
	4.000%, 1/01/37
1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/23 at 103.00	BBB–	1,312,650
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A,
	5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 2,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/29 at 103.00	N/R	$ 1,730,360
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2022. Forward
	Delivery, 4.000%, 1/01/48, (WI/DD, Settling 10/05/22)
	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement
	Community, Inc., Harbor’s Edge Project, Series 2019A:
625	5.000%, 1/01/49	1/24 at 104.00	N/R	625,875
2,700	5.250%, 1/01/54	1/24 at 104.00	N/R	2,729,781
	Prince William County Industrial Development Authority, Virginia, Residential Care
	Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
670	5.000%, 1/01/37	1/25 at 102.00	BB	652,386
2,000	5.000%, 1/01/46	1/25 at 102.00	BB	1,861,180
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage
	Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group,
	Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,053,270
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	2,000,102
1,900	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses Inc	7/27 at 103.00	A	1,903,344
	Obligated Group, Series 2020A, 4.000%, 1/01/51
20,910	Total Long-Term Care			20,091,340
	Tax Obligation/General – 3.4% (2.1% of Total Investments)
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
3,300	0.010%, 7/01/33	7/31 at 89.94	N/R	1,958,550
1,000	4.000%, 7/01/33	7/31 at 103.00	N/R	980,650
2,000	4.000%, 7/01/41	7/31 at 103.00	N/R	1,899,840
3,000	4.000%, 7/01/46	7/31 at 103.00	N/R	2,806,710
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series	No Opt. Call	AA+	466,100
	2017D, 5.000%, 3/01/33
9,680	Total Tax Obligation/General			8,111,850
	Tax Obligation/Limited – 24.2% (14.5% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding
	County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,938,292
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,498,415
1,150	Dulles Town Center Community Development Authority, Loudon County, Virginia Special	7/22 at 100.00	N/R	1,139,328
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail	4/27 at 100.00	AA+	1,653,165
	Parking System Project, Series 2017, 5.000%, 4/01/42
2,240	Farms of New Kent Community Development Authority, Virginia, Special Assessment Bonds,	3/31 at 100.00	N/R	2,161,779
	Refunding Series 2021A, 3.750%, 3/01/36, 144A
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	4,237,440
	5.000%, 11/15/34
395	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2021F. Forward	1/31 at 100.00	Ba1	373,488
	Delivery, 4.000%, 1/01/36
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,074,340
	5.000%, 12/01/34
2,000	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/30 at 100.00	AA	2,281,160
	Roads Transportation Fund, Senior Lien Series 2020A, 5.250%, 7/01/60
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
4,000	5.000%, 7/01/48, (UB) (4)	1/28 at 100.00	AA+	4,359,680
3,000	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/32 at 100.00	N/R	3,104,010
	Roads Transportation Fund, Senior Lien Series 2022A, 4.000%, 7/01/57

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 965	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment	3/25 at 100.00	N/R	$ 972,797
	Bonds, Series 2015, 5.000%, 3/01/35, 144A
440	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	No Opt. Call	N/R	456,478
	Series 2022A, 5.000%, 10/01/32
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation
	Bonds, Refunding Series 2018:
360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	356,306
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	3,021,720
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	670,794
	5.500%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
51	0.000%, 7/01/24	No Opt. Call	N/R	47,530
96	0.000%, 7/01/27	No Opt. Call	N/R	80,034
94	0.000%, 7/01/29	7/28 at 98.64	N/R	71,659
219	0.000%, 7/01/31	7/28 at 91.88	N/R	150,576
136	0.000%, 7/01/33	7/28 at 86.06	N/R	83,229
1,173	4.500%, 7/01/34	7/25 at 100.00	N/R	1,200,601
3,609	0.000%, 7/01/51	7/28 at 30.01	N/R	797,408
6,310	5.000%, 7/01/58	7/28 at 100.00	N/R	6,431,215
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
550	4.329%, 7/01/40	7/28 at 100.00	N/R	550,682
150	4.536%, 7/01/53	7/28 at 100.00	N/R	147,610
62	4.784%, 7/01/58	7/28 at 100.00	N/R	62,489
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding	No Opt. Call	Baa2	800,956
	Series 2007CC, 5.500%, 7/01/28 – NPFG Insured
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,599,345
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,332,400
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
885	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds,	No Opt. Call	AA	922,250
	Refunding Senior Lien Series 2013B, 5.000%, 10/01/24 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,042,090
	Lien Series 2013A, 5.000%, 10/01/24 – AGM Insured
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation	9/26 at 100.00	AA+	3,881,045
	Revenue Notes, Series 2016, 5.000%, 9/15/30
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,119,660
	4.000%, 8/01/38, (AMT)
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A,	8/25 at 100.00	AA+	2,176,580
	5.000%, 8/01/26
	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,
	Series 2012A:
35	5.000%, 11/01/42	11/22 at 100.00	AAA	35,470
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	122,308
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A,
	8.375%, 4/01/41, 144A
300	Virginia Small Business Financing Authority, Tourism Development Financing Program	10/30 at 120.40	N/R	329,358
	Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1,
	8.000%, 10/01/43, 144A
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/27 at 100.00	AA+	1,030,870
	2017, 4.000%, 5/15/42
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/28 at 100.00	AA+	1,041,770
	2018, 4.000%, 5/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding
	Series 2016:
$ 920	5.000%, 12/01/36	12/26 at 100.00	Aa2	$ 1,018,514
57,475	Total Tax Obligation/Limited			57,374,841
	Transportation – 46.5% (27.9% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
375	4.000%, 7/01/34	7/26 at 100.00	A2	382,879
400	4.000%, 7/01/35	7/26 at 100.00	A2	408,096
250	4.000%, 7/01/38	7/26 at 100.00	A2	254,015
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,
	First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,814,000
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	8,741,741
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital
	Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB+	2,048,780
1,000	0.000%, 7/15/40 – AGM Insured (5)	7/28 at 100.00	AA	1,015,290
4,125	0.000%, 7/15/40 (5)	7/28 at 100.00	BBB+	4,218,308
	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
4,500	4.000%, 10/01/44	10/29 at 100.00	A–	4,391,235
3,335	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	AA	3,369,350
	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.010%, 10/01/26	No Opt. Call	AA	3,544,880
11,825	0.010%, 10/01/34	No Opt. Call	AA	7,571,784
1,135	0.000%, 10/01/36	No Opt. Call	AA	665,053
5,010	0.010%, 10/01/39	No Opt. Call	AA	2,544,279
6,700	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	7,837,459
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
7,300	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	Aa3	7,764,134
	Series 2016A, 5.000%, 10/01/35, (AMT)
375	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	Aa3	404,235
	Series 2017, 5.000%, 10/01/34, (AMT)
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2018A:
2,000	5.000%, 10/01/32, (AMT)	10/28 at 100.00	Aa3	2,197,580
3,290	5.000%, 10/01/36, (AMT)	10/28 at 100.00	Aa3	3,580,573
2,000	5.000%, 10/01/38, (AMT)	10/28 at 100.00	Aa3	2,172,140
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2019A:
1,000	5.000%, 10/01/30, (AMT)	10/29 at 100.00	Aa3	1,119,630
4,000	5.000%, 10/01/38, (AMT)	10/29 at 100.00	Aa3	4,392,120
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
150	5.000%, 8/01/26, (AMT)	6/22 at 100.00	B	150,010
595	5.000%, 8/01/31, (AMT)	6/22 at 100.00	B	595,042
1,740	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019, 5.000%, 7/01/43	7/29 at 100.00	A–	1,896,565
660	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System,	No Opt. Call	A	662,792
	Series 2002, 5.250%, 7/15/22 – FGIC Insured

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform
	66 P3 Project, Senior Lien Series 2017:
$ 4,000	5.000%, 12/31/49, (AMT)	6/27 at 100.00	BBB	$ 4,168,400
5,785	5.000%, 12/31/52, (AMT)	6/27 at 100.00	BBB	6,011,078
	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC
	Project, Refunding Senior Lien Series 2022:
1,120	4.000%, 1/01/39, (AMT)	1/32 at 100.00	N/R	1,104,174
1,000	4.000%, 1/01/40, (AMT)	1/32 at 100.00	N/R	982,540
1,000	4.000%, 7/01/40, (AMT)	1/32 at 100.00	N/R	982,200
2,000	5.000%, 12/31/47, (AMT)	12/32 at 100.00	N/R	2,168,540
1,685	4.000%, 1/01/48, (AMT)	1/32 at 100.00	N/R	1,623,262
	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing,
	OPCO LLC Project, Refunding Senior Lien Series 2022:
2,500	4.000%, 1/01/39, (AMT), (WI/DD, Settling 7/01/22)	1/32 at 100.00	N/R	2,497,450
5,000	3.000%, 1/01/41, (AMT), (WI/DD, Settling 7/01/22)	1/32 at 100.00	N/R	4,209,900
	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing,
	OPCO LLC Project, Senior Lien Series 2012:
750	5.250%, 1/01/32, (AMT)	7/22 at 100.00	BBB	752,265
5,700	5.500%, 1/01/42, (AMT)	7/22 at 100.00	BBB	5,718,354
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA	3,316,440
2,000	5.000%, 7/01/42	7/27 at 100.00	AA	2,185,300
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,090,560
	Bonds, Series 2018, 5.000%, 7/01/43
114,330	Total Transportation			110,552,433
	U.S. Guaranteed – 24.2% (14.6% of Total Investments) (6)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities	10/25 at 100.00	BBB+	981,396
	Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/50,
	(Pre-refunded 10/01/25)
935	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%,	No Opt. Call	AA	973,672
	11/01/24 – AGM Insured, (ETM)
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds,	No Opt. Call	Baa2	1,107,404
	Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured, (ETM)
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	3,445,639
	Initiatives, Series 2013A, 5.250%, 1/01/40, (Pre-refunded 1/01/23)
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	108,809
	Series 2015, 5.600%, 3/01/45, (Pre-refunded 3/01/25), 144A
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue	10/27 at 100.00	AA+	1,142,250
	Bonds, Refunding Series 2017B, 5.000%, 10/01/33, (Pre-refunded 10/01/27)
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities
	Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
700	4.000%, 10/01/42, (Pre-refunded 10/01/24)	10/24 at 102.00	BBB+	742,329
1,965	5.000%, 10/01/42, (Pre-refunded 10/01/24)	10/24 at 102.00	BBB+	2,128,232
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities	12/23 at 100.00	N/R	1,046,860
	Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/47, (Pre-refunded 12/01/23)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	842,133
	2013, 5.500%, 7/01/43, (Pre-refunded 7/01/23)
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate
	Series 2018A:
1,415	5.000%, 10/01/40, (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,612,449
1,010	5.000%, 10/01/42, (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,150,935
1,000	5.000%, 10/01/43, (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,139,540

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
$ 2,000	5.000%, 7/01/52, (Pre-refunded 1/01/28)	1/28 at 100.00	AA+	$ 2,281,460
13,000	5.000%, 7/01/52, (Pre-refunded 1/01/28), (UB) (4)	1/28 at 100.00	AA+	14,829,490
1,000	5.500%, 7/01/57, (Pre-refunded 1/01/28)	1/28 at 100.00	AA+	1,166,770
1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30,	3/27 at 100.00	AAA	1,835,641
	(Pre-refunded 3/01/27)
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	3,202,767
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding
	Series 2013B, 5.000%, 11/01/46, (Pre-refunded 11/01/22)
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB,	No Opt. Call	A2	712,293
	5.250%, 7/01/22 – AGM Insured, (ETM)
1,000	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage	12/22 at 100.00	N/R	1,015,850
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	4.625%, 12/01/27, (Pre-refunded 12/01/22)
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	1/25 at 100.00	AA	1,569,456
	and Lee University, Series 2015A, 5.000%, 1/01/40, (Pre-refunded 1/01/25)
	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,
	Series 2012A:
5,225	5.000%, 11/01/42, (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	5,305,204
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland	11/22 at 63.13	AA	627,910
	County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34,
	(Pre-refunded 11/01/22)
	Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing,
	OPCO LLC Project, Senior Lien Series 2012:
5,025	6.000%, 1/01/37, (Pre-refunded 7/01/22), (AMT)	7/22 at 100.00	BBB	5,043,140
	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding
	Series 2016:
915	5.000%, 12/01/36, (Pre-refunded 12/01/26)	12/26 at 100.00	N/R	1,024,562
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley	1/24 at 100.00	A+	2,448,341
	Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44,
	(Pre-refunded 1/01/24)
53,695	Total U.S. Guaranteed			57,484,532
	Utilities – 11.2% (6.7% of Total Investments)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
2,000	4.375%, 1/01/35, (Mandatory Put 7/01/22)	No Opt. Call	N/R	2,000,520
4,300	4.375%, 1/01/35, (Mandatory Put 7/01/22), (WI/DD, Settling 7/01/22)	No Opt. Call	N/R	4,300,000
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	1,785,416
	Series 2016, 5.000%, 1/01/46
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/30 at 100.00	A–	1,098,750
	Series 2020A, 5.000%, 1/01/50
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,517,385
495	5.000%, 10/01/34	10/22 at 100.00	BBB	500,737
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,216,480
1,000	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	1,115,710
2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien	7/32 at 100.00	N/R	2,126,600
	Forward Delivery Series 2022A, 5.000%, 7/01/37, (WI/DD, Settling 6/15/22), 144A
625	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	626,944
	5.250%, 7/01/42

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
$ 5,000	5.000%, 1/15/33	1/26 at 100.00	Aa1	$ 5,426,950
1,000	5.000%, 1/15/35	1/26 at 100.00	Aa1	1,083,230
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	7/22 at 100.00	CCC	716,896
	Series 2007A, 5.000%, 7/01/24
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta	7/23 at 100.00	B	1,004,860
	Project, Series 2018, 5.000%, 1/01/48, (AMT), (Mandatory Put 7/01/38), 144A
25,325	Total Utilities			26,520,478
$ 395,850	Total Long-Term Investments (cost $390,330,266)			395,651,183
	Floating Rate Obligations – (8.6)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.8)% (7)			(127,678,546)
	Other Assets Less Liabilities – (4.2)%			(10,139,793)
	Net Assets Applicable to Common Shares – 100%			$ 237,482,844

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2022

	NKG	NMT	NMS	NOM	NPV
Assets
Long-term investments, at value (cost $212,686,611,
$186,777,017, $132,069,130, $46,277,233 and
$390,330,266, respectively)	$207,870,177	$185,509,710	$131,979,747	$46,427,070	$395,651,183
Cash	—	7,453,408	1,888,284	1,122,944	—
Receivable for:
Interest	2,940,328	2,755,725	1,616,067	504,223	5,109,049
Investments sold	—	10,012	40,081	1,029,021	14,150,155
Other assets	5,055	10,289	4,818	7,568	35,453
Total assets	210,815,560	195,739,144	135,528,997	49,090,826	414,945,840
Liabilities
Cash overdraft	259,318	—	—	—	4,387,036
Floating rate obligations	23,600,000	—	—	600,000	20,350,000
Payable for:
Dividends	429,716	390,014	297,291	94,348	826,121
Interest	59,560	—	—	2,010	60,108
Investments purchased - regular settlement	—	—	—	984,703	5,003,500
Investments purchased - when-issued/delayed-delivery
settlement	—	1,051,849	3,378,410	562,260	18,876,556
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares,
net of deferred offering costs (liquidation preference
$58,500,000, $ —, $52,800,000, $ — and
$ —, respectively)	58,451,583	—	52,766,122	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred
offering costs (liquidation preference $ —, $ —,
$ —, $18,000,000 and $ —, respectively)	—	—	—	17,795,336	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of
deferred offering costs (liquidation preference $ —,
$74,000,000, $ —, $ — and $128,000,000, respectively)	—	73,758,542	—	—	127,678,546
Accrued expenses:
Management fees	105,306	101,361	66,757	24,055	190,330
Trustees fees	1,249	1,274	848	303	30,401
Other	38,783	42,176	35,819	23,741	60,398
Total liabilities	82,945,515	75,345,216	56,545,247	20,086,756	177,462,996
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$127,870,045	$120,393,928	$ 78,983,750	$29,004,070	$237,482,844
Common shares outstanding	10,399,813	9,324,617	5,785,105	2,349,022	17,916,936
Net asset value (“NAV”) per common share outstanding	$ 12.30	$ 12.91	$ 13.65	$ 12.35	$ 13.25
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 103,998	$ 93,246	$ 57,851	$ 23,490	$ 179,169
Paid-in surplus	137,111,658	129,301,525	80,926,373	30,663,158	250,709,701
Total distributable earnings (loss)	(9,345,611)	(9,000,843)	(2,000,474)	(1,682,578)	(13,406,026)
Net assets applicable to common shares	$127,870,045	$120,393,928	$ 78,983,750	$29,004,070	$237,482,844
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2022

	NKG	NMT	NMS	NOM	NPV
Investment Income	$ 7,437,949	$ 6,908,960	$ 5,228,886	$ 1,803,366	$ 14,899,174
Expenses
Management fees	1,336,674	1,305,069	844,717	305,459	2,443,488
Interest expense and amortization of offering costs	729,659	743,634	566,095	221,231	1,682,585
Custodian expenses, net	26,043	29,666	25,463	15,561	44,843
Trustees fees	5,948	6,152	4,074	1,456	12,047
Professional fees	40,143	40,531	36,262	49,617	59,003
Shareholder reporting expenses	22,108	20,528	16,356	12,259	31,954
Shareholder servicing agent fees	16,091	2,559	15,811	15,298	5,696
Stock exchange listing fees	6,946	6,946	6,946	6,958	6,946
Investor relations expenses	6,903	7,052	4,695	1,614	13,368
Other	22,722	30,214	22,132	19,384	49,583
Total expenses	2,213,237	2,192,351	1,542,551	648,837	4,349,513
Net investment income (loss)	5,224,712	4,716,609	3,686,335	1,154,529	10,549,661
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(474,274)	(2,926,217)	(1,218,627)	(638,570)	(3,206,206)
Change in net unrealized appreciation (depreciation)
of investments	(21,215,597)	(19,745,586)	(10,185,514)	(3,534,342)	(36,747,593)
Net realized and unrealized gain (loss)	(21,689,871)	(22,671,803)	(11,404,141)	(4,172,912)	(39,953,799)
Net increase (decrease) in net assets applicable to common
shares from operations	$(16,465,159)	$(17,955,194)	$ (7,717,806)	$(3,018,383)	$(29,404,138)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

		NKG			NMT
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	5/31/22		5/31/21	5/31/22		5/31/21
Operations
Net investment income (loss)	$ 5,224,712		$ 5,617,268	$ 4,716,609		$ 5,314,505
Net realized gain (loss) from investments	(474,274)		635,323	(2,926,217)		168,132
Change in net unrealized appreciation (depreciation) of investments	(21,215,597)		3,940,693	(19,745,586)		6,279,772
Net increase (decrease) in net assets applicable to common shares
from operations	(16,465,159)		10,193,284	(17,955,194)		11,762,409
Distributions to Common Shareholders
Dividends	(5,563,900)		(5,407,903)	(4,923,000)		(5,090,213)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(5,563,900)		(5,407,903)	(4,923,000)		(5,090,213)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—		—	28,306		—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—		—	28,306		—
Net increase (decrease) in net assets
applicable to common shares	(22,029,059)		4,785,381	(22,849,888)		6,672,196
Net assets applicable to common
shares at the beginning of period	149,899,104		145,113,723	143,243,816		136,571,620
Net assets applicable to common
shares at the end of period	$127,870,045		$149,899,104	$120,393,928		$143,243,816

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

		NMS			NOM
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	5/31/22		5/31/21	5/31/22		5/31/21
Operations
Net investment income (loss)	$ 3,686,335		$ 3,833,160	$ 1,154,529		$ 1,296,201
Net realized gain (loss) from investments	(1,218,627)		171	(638,570)		12,619
Change in net unrealized appreciation (depreciation) of investments	(10,185,514)		4,377,272	(3,534,342)		1,097,030
Net increase (decrease) in net assets applicable to common shares
from operations	(7,717,806)		8,210,603	(3,018,383)		2,405,850
Distributions to Common Shareholders
Dividends	(3,644,010)		(3,550,405)	(1,228,061)		(1,196,695)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(3,644,010)		(3,550,405)	(1,228,061)		(1,196,695)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	35,696		5,734	25,933		19,216
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	35,696		5,734	25,933		19,216
Net increase (decrease) in net assets
applicable to common shares	(11,326,120)		4,665,932	(4,220,511)		1,228,371
Net assets applicable to common
shares at the beginning of period	90,309,870		85,643,938	33,224,581		31,996,210
Net assets applicable to common
shares at the end of period	$ 78,983,750		$90,309,870	$29,004,070		$33,224,581

See accompanying notes to financial statements.

		NPV
	Year		Year
	Ended		Ended
	5/31/22		5/31/21
Operations
Net investment income (loss)	$ 10,549,661		$ 10,828,951
Net realized gain (loss) from investments	(3,206,206)		(28,052)
Change in net unrealized appreciation (depreciation) of investments	(36,747,593)		16,874,300
Net increase (decrease) in net assets applicable to common shares
from operations	(29,404,138)		27,675,199
Distributions to Common Shareholders
Dividends	(10,423,824)		(10,302,488)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(10,423,824)		(10,302,488)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	306,660		293,110
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	306,660		293,110
Net increase (decrease) in net assets
applicable to common shares	(39,521,302)		17,665,821
Net assets applicable to common
shares at the beginning of period	277,004,146		259,338,325
Net assets applicable to common
shares at the end of period	$237,482,844		$277,004,146

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended May 31, 2022

	NKG	NMT	NMS	NOM	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$(16,465,159)	$(17,955,194)	$ (7,717,806)	$ (3,018,383)	$(29,404,138)
Adjustments to reconcile the net increase (decrease) in net
assets applicable to common ares from operations to net
cash provided by (used in) operating activities:
Purchases of investments	(38,298,443)	(38,039,683)	(27,313,699)	(12,196,026)	(90,254,647)
Proceeds from sales and maturities of investments	31,190,310	41,859,048	25,758,377	12,421,274	75,002,788
Taxes paid	(55)	(22)	(477)	(1,614)	(265)
Amortization (Accretion) of premiums and discounts, net	1,843,807	2,124,127	232,072	260,068	1,353,094
Amortization of deferred offering costs	7,438	9,750	5,204	8,074	15,173
(Increase) Decrease in:
Receivable for interest	47,362	108,407	10,829	17,221	201,885
Receivable for investments sold	—	1,489,988	40,569	(1,024,005)	(14,135,155)
Other assets	(5,055)	(5,054)	(4,818)	(4,624)	(6,212)
Increase (Decrease) in:
Payable for interest	(50,544)	—	—	(1,301)	(66,508)
Payable for investments purchased – regular settlement	—	—	—	984,703	5,003,500
Payable for investments purchased – when-issued/delayed
delivery settlement	—	1,051,849	3,104,830	562,260	18,434,369
Accrued management fees	(10,585)	(12,717)	(6,348)	(2,515)	(22,445)
Accrued Trustees fees	(2,301)	(2,414)	(1,588)	(568)	(2,351)
Accrued other expenses	(46,766)	(42,294)	(44,239)	(38,308)	(58,097)
Net realized (gain) loss from investments	474,274	2,926,217	1,218,627	638,570	3,206,206
Change in net unrealized (appreciation) depreciation
of investments	21,215,597	19,745,586	10,185,514	3,534,342	36,747,593
Net cash provided by (used in) operating activities	(100,120)	13,257,594	5,467,047	2,139,168	6,014,790
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	259,318	(881,391)	(11,869)	—	4,099,072
Proceeds from borrowings	117,005	117,892	169,007	140,441	940,230
(Repayments of) borrowings	(117,005)	(117,892)	(169,007)	(140,441)	(940,230)
Proceeds from floating rate obligations	4,000,000	—	—	—	—
Cash distributions paid to common shareholders	(5,591,161)	(4,922,795)	(3,608,005)	(1,207,374)	(10,113,862)
Net cash provided by (used in) financing activities	(1,331,843)	(5,804,186)	(3,619,874)	(1,207,374)	(6,014,790)
Net Increase (Decrease) in Cash	(1,431,963)	7,453,408	1,847,173	931,794	—
Cash at the beginning of period	1,431,963	—	—	191,150	—
Cash at the end of period	$ —	$ 7,453,408	$ 1,847,173	$ 1,122,944	$ —
Supplemental Disclosure of Cash Flow Information	NKG	NMT	NMS	NOM	NPV
Cash paid for interest (excluding amortization of
offering costs)	$ 771,537	$ 732,570	$ 559,975	$ 214,196	$ 1,731,812
Non-cash financing activities not included herein consists
of reinvestments of common share distributions	—	28,306	35,696	25,933	306,660

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NKG
Year Ended 5/31:
2022	$14.41	$0.50	$(2.07)	$(1.57)	$(0.54)	$ —	$(0.54)	$ —	$12.30	$11.21
2021	13.95	0.54	0.44	0.98	(0.52)	—	(0.52)	—	14.41	13.60
2020	13.86	0.48	0.06	0.54	(0.45)	—	(0.45)	—	13.95	11.98
2019	13.32	0.46	0.48	0.94	(0.43)	—	(0.43)	0.03	13.86	12.46
2018	13.80	0.49	(0.46)	0.03	(0.51)	—	(0.51)	—	13.32	11.38
NMT
Year Ended 5/31:
2022	15.36	0.51	(2.43)	(1.92)	(0.53)	—	(0.53)	—	12.91	12.20
2021	14.65	0.57	0.69	1.26	(0.55)	—	(0.55)	—	15.36	14.92
2020	14.73	0.52	(0.10)	0.42	(0.50)	—	(0.50)	—	14.65	13.15
2019	14.28	0.52	0.42	0.94	(0.50)	—	(0.50)	0.01	14.73	12.84
2018	14.72	0.59	(0.40)	0.19	(0.63)	—	(0.63)	—	14.28	12.64

(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(11.25)%	(14.09)%	$127,870	1.54%	3.64%	14%
7.12	18.24	149,899	1.46	3.78	7
3.90	(0.33)	145,114	2.13	3.40	9
7.49	13.72	144,152	2.45	3.50	20
0.22	(10.74)	140,485	2.19	3.64	15

(12.84)	(15.12)	120,394	1.60	3.45	18
8.69	17.81	143,244	1.54	3.77	8
2.83	6.14	136,572	2.20	3.47	11
6.87	5.80	137,281	2.45	3.70	16
1.29	(4.84)	133,468	2.13	4.04	17

(b) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets		Average Net Assets
NKG	Applicable to Common Shares	NMT	Applicable to Common Shares
Year Ended 5/31:		Year Ended 5/31:
2022	0.51%	2022	0.54%
2021	0.44	2021	0.49
2020	1.09	2020	1.14
2019	1.36	2019	1.30
2018	1.11	2018	1.00

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders					Common Share
									Premium
						From			per	Discount
	Beginning	Net	Net		From	Accumu-			Share	Per
	Common	Investment	Realized/		Net	lated Net			through	Share		Ending
	Share	Income	Unrealized		Investment	Realized	Return of		Shelf	Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Capital	Total	Offering	and Retired	NAV	Price
NMS
Year Ended 5/31:
2022	$15.62	$0.64	$(1.98)	$(1.34)	$(0.63)	$ —	$ —	$(0.63)	$ —	$ —	$13.65	$15.45
2021	14.81	0.66	0.76	1.42	(0.61)	—	—	(0.61)	—	—	15.62	16.24
2020	15.19	0.59	(0.40)	0.19	(0.57)	—	—	(0.57)	—	—	14.81	13.55
2019	14.69	0.62	0.50	1.12	(0.62)	—	—	(0.62)	—	—*	15.19	13.76
2018	15.08	0.70	(0.37)	0.33	(0.74)	—	—	(0.74)	0.02	—	14.69	13.60
NOM
Year Ended 5/31:
2022	14.16	0.49	(1.78)	(1.29)	(0.52)	—	—	(0.52)	—	—	12.35	12.46
2021	13.64	0.55	0.48	1.03	(0.51)	—	—	(0.51)	—	—	14.16	14.70
2020	13.84	0.50	(0.21)	0.29	(0.49)	—	—	(0.49)	—	—	13.64	14.56
2019	13.48	0.52	0.36	0.88	(0.52)	—	—	(0.52)	—	—	13.84	13.97
2018	13.95	0.57	(0.41)	0.16	(0.62)	—	(0.01)	(0.63)	—	—	13.48	13.34

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(8.87)%	(0.84)%	$78,984	1.77%	4.22%	19%
9.74	24.89	90,310	1.71	4.30	5
1.24	2.57	85,644	2.46	3.85	12
7.88	6.13	87,812	2.75	4.25	30
2.37	(11.55)	85,067	2.40	4.66	13

(9.35)	(11.98)	29,004	2.03	3.61	25
7.66	4.69	33,225	1.93	3.95	13
2.07	7.93	31,996	2.66	3.58	10
6.70	9.06	32,444	2.72	3.90	23
1.15	(13.89)	31,605	2.54	4.15	20

(b)•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to		Ratios of Interest Expense to
	Average Net Assets		Average Net Assets
NMS	Applicable to Common Shares	NOM	Applicable to Common Shares
Year Ended 5/31:		Year Ended 5/31:
2022	0.65%	2022	0.69%
2021	0.60	2021	0.63
2020	1.32	2020	1.29
2019	1.59	2019	1.40
2018	1.06	2018	1.19

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders		Common Share
								Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NPV
Year Ended 5/31:
2022	$15.48	$0.59	$(2.24)	$(1.65)	$(0.58)	$ —	$(0.58)	$ —	$13.25	$12.77
2021	14.51	0.61	0.94	1.55	(0.58)	—	(0.58)	—	15.48	16.13
2020	14.67	0.54	(0.17)	0.37	(0.53)	—	(0.53)	—	14.51	13.40
2019	14.17	0.53	0.49	1.02	(0.53)	—	(0.53)	0.01	14.67	12.92
2018	14.49	0.56	(0.32)	0.24	(0.56)	—	(0.56)	—	14.17	12.35

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net		Investment	Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(c)

(10.89)%	(17.67)%	$237,483	1.64%	3.97%	18%
10.80	25.01	277,004	1.58	3.99	7
2.48	7.74	259,338	2.20	3.65	18
7.49	9.23	262,202	2.48	3.81	21
1.70	(2.62)	254,175	2.07	3.92	22

(b) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

Ratios of Interest Expense to
Average Net Assets
NPV	Applicable to Common Shares
Year Ended 5/31:
2022	0.63%
2021	0.58
2020	1.18
2019	1.42
2018	1.02

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.

	AMTP Shares		VMTP Shares		VRDP Shares
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)
NKG
Year Ended 5/31:
2022	$58,500	$318,581	$ —	$ —	$ —	$ —
2021	58,500	356,238	—	—	—	—
2020	58,500	348,058	—	—	—	—
2019	58,500	346,414	—	—	—	—
2018	—	—	82,000	271,323	—	—

NMT
Year Ended 5/31:
2022	—	—	—	—	74,000	262,694
2021	—	—	—	—	74,000	293,573
2020	—	—	—	—	74,000	284,556
2019	—	—	—	—	74,000	285,515
2018	—	—	—	—	74,000	280,362

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

See accompanying notes to financial statements.

	AMTP Shares		VMTP Shares		MFP Shares
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)
NMS
Year Ended 5/31:
2022	$52,800	$249,590	$ —	$ —	$ —	$ —
2021	52,800	271,041	—	—	—	—
2020	52,800	262,204	—	—	—	—
2019	52,800	266,310	—	—	—	—
2018	—	—	52,800	261,111	—	—

NOM
Year Ended 5/31:
2022	—	—	—	—	18,000	261,134
2021	—	—	—	—	18,000	284,581
2020	—	—	—	—	18,000	277,757
2019	—	—	—	—	18,000	280,242
2018	—	—	—	—	18,000	275,584

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

See accompanying notes to financial statements.

Financial Highlights (continued)

	VRDP Shares
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)(a)	Share(b)
NPV
Year Ended 5/31:
2022	$128,000	$285,533
2021	128,000	316,409
2020	128,000	302,608
2019	128,000	304,845
2018	128,000	298,574

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information

Fund Information

The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Georgia Quality Municipal Income Fund (NKG)

• Nuveen Massachusetts Quality Municipal Income Fund (NMT)

• Nuveen Minnesota Quality Municipal Income Fund (NMS)

• Nuveen Missouri Quality Municipal Income Fund (NOM)

• Nuveen Virginia Quality Municipal Income Fund (NPV)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMT and NPV were organized as Massachusetts business trusts on January 12, 1993.

Current Fiscal Period

The end of the reporting period for the Funds is May 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NKG	NMT	NMS	NOM	NPV
Custodian Fee Credit	$627	$779	$409	$161	$713

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level	1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level	2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level	3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

Notes to Financial Statements (continued)

The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

NKG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$207,700,645	$169,532**	$207,870,177
NMT
Long-Term Investments*:
Municipal Bonds	$ —	$185,509,710	$ —	$185,509,710
NMS
Long-Term Investments*
Municipal Bonds	$ —	$131,979,747	$ —	$131,979,747
NOM
Long-Term Investments*:
Municipal Bonds	$ —	$ 46,427,070	$ —	$ 46,427,070
NPV
Long-Term Investments*:
Municipal Bonds	$ —	$395,651,183	$ —	$395,651,183

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMT	NMS	NOM	NPV
Floating rate obligations: self-deposited Inverse Floaters	$23,600,000	$ —	$ —	$600,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	—	7,325,000	—	—	—
Total	$23,600,000	$7,325,000	$ —	$600,000	$20,350,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMT	NMS	NOM	NPV
Average floating rate obligations outstanding	$21,298,630	$ —	$ —	$600,000	$20,350,000
Average annual interest rate and fees	0.67%	—%	—%	0.63%	0.70%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond

Notes to Financial Statements (continued)

the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMT	NMS	NOM	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$23,600,000	$ —	$ —	$600,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,325,000	—	—	—
Total	$23,600,000	$7,325,000	$ —	$600,000	$20,350,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMT	NMS	NOM	NPV
Purchases	$38,298,443	$38,039,683	$27,313,699	$12,196,026	$90,254,647
Sales and maturities	31,190,310	41,859,048	25,758,377	12,421,274	75,002,788

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NMT		NMS		NOM		NPV
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/22	5/31/21	5/31/22	5/31/21	5/31/22	5/31/21	5/31/22	5/31/21
Common shares:
Issued to shareholders due
to reinvestment of distributions	1,866	—	2,350	369	1,853	1,372	19,473	19,216

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.

The details of the each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering costs
NKG	2028	585	$58,500,000	$58,451,583
NMS	2028	528	$52,800,000	$52,766,122

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NKG	540-day	2028	December 1 2028*	February 13, 2019
NMS	360-day	2028	December 1 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMS
Average liquidation preference of AMTP shares outstanding	$58,500,000	$52,800,000
Annualized dividend rate	0.99%	1.06%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’

Notes to Financial Statements (continued)

Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares

NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider, with which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares.

The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

Liquidation
				Preference,	Term		Mode
		Shares	Liquidation	net of deferred	Redemption		Termination
Fund	Series	Outstanding	Preference	offering costs	Date	Mode	Date
NOM	A	180	$18,000,000	$17,795,336	October 1, 2047	VRM	April 1, 2024

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	1.16%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

					Liquidation
					Preference,	Special Rate
		Shares	Remarketing	Liquidation	net of deferred	Period
Fund	Series	Outstanding	Fees*	Preference	offering costs	Expiration	Maturity
NMT	1	740	N/A	$ 74,000,000	$ 73,758,542	March 1, 2047	March 1, 2047
NPV	1	1,280	N/A	$128,000,000	$127,678,546	July 20, 2022	August 3, 2043

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Each Fund’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

Notes to Financial Statements (continued)

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NMT	NPV
Average liquidation preference of VRDP Shares outstanding	$74,000,000	$128,000,000
Annualized dividend rate	0.99%	1.19%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible offering costs, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NKG	$188,989,677	$ 2,930,264	$(7,649,649)	$(4,719,385)
NMT	186,768,747	3,441,078	(4,700,115)	(1,259,037)
NMS	132,055,182	2,414,590	(2,490,025)	(75,435)
NOM	45,665,181	927,093	(765,203)	161,890
NPV	370,118,435	12,666,027	(7,483,215)	5,182,812

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NKG	$ 519,813	$2,368	$ —	$(4,719,385)	$ (4,706,415)	$ —	$(441,992)	$ (9,345,611)
NMT	464,283	—	—	(1,259,037)	(7,805,130)	—	(400,959)	(9,000,843)
NMS	398,387	—	—	(75,435)	(2,019,708)	—	(303,718)	(2,000,474)
NOM	125,395	—	—	161,890	(1,872,379)	—	(97,484)	(1,682,578)
NPV	1,712,636	53,200	—	5,182,812	(19,485,703)	—	(868,971)	(13,406,026)

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2022 and paid on June 1, 2022.

The tax character of distributions paid were as follows:

		5/31/22			5/31/21
	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term
Fund	Income[1]	Income	Capital Gains	Income	Income	Capital Gains
NKG	$ 5,533,377	$30,523	$ —	$ 5,405,359	$ 2,544	$ —
NMT	4,923,000	—	—	5,089,900	313	—
NMS	3,644,010	—	—	3,544,479	5,926	—
NOM	1,228,061	—	—	1,171,018	25,677	—
NPV	10,419,844	3,980	—	10,301,231	1,257	—

1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NKG	$2,903,602	$ 1,802,813	$ 4,706,415
NMT	3,993,697	3,811,433	7,805,130
NMS	1,463,344	556,364	2,019,708
NOM	693,740	1,178,639	1,872,379
NPV	7,769,045	11,716,658	19,485,703

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2022, the complex-level fee for each Fund was 0.1559%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NMT	NMS	NOM	NPV
Purchases	$13,716,688	$ 7,559,200	$1,648,889	$20,586,460
Sales	6,633,885	10,071,906	1,693,857	20,544,583
Realized gain (loss)	(871,649)	(555,541)	(190,357)	(1,878,299)

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NKG	NMT	NMS	NOM	NPV
Maximum outstanding balance	$117,005	$117,892	$169,007	$140,441	$940,230

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NKG	NMT	NMS	NOM	NPV
Utilization period (days outstanding)	3	3	3	3	3
Average daily balance outstanding	$117,005	$117,892	$169,007	$140,441	$940,230
Average annual interest rate	1.27%	1.27%	1.27%	1.27%	1.27%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

Notes to Financial Statements (continued)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Committed Line of Credit

During June 2022, the Participating Funds renewed the standby credit facility through June 2023. In conjunction with this renewal the commitment amount increased from $2.635 billion to $2.700 billion. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. All other terms remain unchanged.

Variable Rate Demand Preferred Shares

During July 2022, NPV extended the special rate period for its Series 1 VRDP Shares to July 19, 2023.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND (NKG)

Investment Objectives

The Fund’s investment objectives are current income exempt from regular federal and Georgia income tax and the enhancement of portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Georgia income taxes.

The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Georgia income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal and Georgia income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund will invest are generally issued by the State of Georgia, a municipality of Georgia, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular U.S. federal and Georgia income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Georgia income taxes.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue debt securities or Preferred Shares that rank senior to any outstanding Preferred Shares issued by the Fund. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or

Shareholder Update (Unaudited) (continued)

emergency purposes, or to repurchase its shares and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the average portfolio maturity of 15 to30 years and the Fund may not achieve its investment objectives.

NUVEEN MASSACHUSETTS QUALITY MUNICIPAL INCOME FUND (NMT)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and Massachusetts personal income taxes and to enhance portfolio value relative to the Massachusetts municipal bond market by investing in tax-exempt Massachusetts municipal obligations that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes.

The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.
•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Massachusetts income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Massachusetts income tax.

Shareholder Update (Unaudited) (continued)

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund invests are generally issued by the Commonwealth of Massachusetts, a municipality in Massachusetts, or a political subdivision or agency or instrumentality of such Commonwealth or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Massachusetts income taxes. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Massachusetts income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue senior securities, as defined in the 1940 Act, other than Preferred Shares. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update (Unaudited) (continued)

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the average effective maturity of 15 to30 years and the Fund may not achieve its investment objectives.

NUVEEN MINNESOTA QUALITY MUNICIPAL INCOME FUND (NMS)

Investment Objectives

The Fund’s primary investment objective is to seek to provide current income exempt from both regular federal and Minnesota income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Minnesota income taxes.

The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, but the average effective maturity of obligations held by the Fund may be shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or sub-adviser, depending on market conditions.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.
•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Minnesota income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Minnesota income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update (Unaudited) (continued)

The municipal securities in which the Fund invests are generally issued by the State of Minnesota, a municipality of Minnesota, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Minnesota income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Minnesota income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses regulatory leverage to pursue its investment objectives. Regulatory leverage consists of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) issuance of debt securities; and (3) issuance of Preferred Shares. In addition, the Fund may also enter into certain derivatives transactions that have the economic effect of leverage by creating additional investment exposure. Additionally, as a fundamental policy, the Fund may not borrow money, except for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund may use leverage in an amount permissible under the 1940 Act and related SEC guidance. The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the average maturity of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN MISSOURI QUALITY MUNICIPAL INCOME FUND (NOM)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and Missouri personal income taxes and to enhance portfolio value relative to the Missouri municipal bond market by investing in tax-exempt Missouri municipal obligations that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Missouri income taxes.

The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.
•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Missouri income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Missouri income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund will invest are generally issued by the State of Missouri, a municipality of Missouri, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment sub-adviser to be reliable), is exempt from regular federal and Missouri personal income taxes, although the interest may be subject to the federal alternative minimum tax applicable to individuals. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Missouri personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update (Unaudited) (continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue senior securities, as defined in the 1940 Act, other than Preferred Shares. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the average effective maturity of 15 to 30 years and the Fund may not achieve its investment objectives.

NUVEEN VIRGINIA QUALITY MUNICIPAL INCOME FUND (NPV)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from both regular federal and Virginia income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Virginia municipal bond market by investing in tax-exempt Virginia municipal securities that the Fund’s investment sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and Virginia income taxes.

The Fund invests primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.
•	The Fund may invest up to 15% of its net assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives and (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Virginia income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Virginia income tax.

Shareholder Update (Unaudited) (continued)

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund will invest are generally issued by the Commonwealth of Virginia, a municipality in Virginia, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Virginia personal income tax, although the interest may be subject to the federal alternative minimum tax. Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue senior securities, as defined in the 1940 Act, other than Preferred Shares. Additionally, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update (Unaudited) (continued)

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the effective duration of the Fund’s investment portfolio may fall below the average effective maturity of 15 to 30 years and the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen	Nuveen	Nuveen	Nuveen	Nuveen
	Georgia	Massachusetts	Minnesota	Missouri	Virginia
	Quality	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income	Income
	Fund	Fund	Fund	Fund	Fund
Risk	(NKG)	(NMT)	(NMS)	(NOM)	(NPV)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Distressed Securities Risk	X	X	X	X	X
Duration Risk	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X
Financial Futures and Options Risk	X	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Insurance Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X
London Interbank Offered Rate (“LIBOR”) Replacement Risk	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X
Sector and Industry Risk	X	X	X	X	X
Sector Focus Risk	X	X	X	X	X
Special Considerations Related to Single State Concentration Risk	X	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Taxability Risk	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen	Nuveen	Nuveen	Nuveen	Nuveen
	Georgia	Massachusetts	Minnesota	Missouri	Virginia
	Quality	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income	Income
	Fund	Fund	Fund	Fund	Fund
Risk	(NKG)	(NMT)	(NMS)	(NOM)	(NPV)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into could adversely impact the Fund’s ability to successfully use derivative instruments.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Shareholder Update (Unaudited) (continued)

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce the inflation to acceptable levels.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund (i.e., the Fund typically bears the risk of loss with respect to any liquidity shortfall). In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively traded due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and a series of earthquakes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political,

Shareholder Update (Unaudited) (continued)

regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption.

Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” will have the same voting rights as other common shares only to the extent authorized by shareholders. Although the application of the "Control Share Acquisition" provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Shareholder Update (Unaudited) (continued)

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasigovernmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, could affect the nature and extent of derivatives used by the Fund. Rule 18f-4 could limit the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current outbreak of COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, defaults and credit downgrades, among other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund's performance.

To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) operational impacts on and availability of key personnel of Nuveen Fund Advisors, the Sub-Advisers, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic and (2) limitations on the Fund’s ability to make distributions or dividends, as applicable, to Common Shareholders.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of instruments in which the Fund invests.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country has recently imposed tariffs on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Shareholder Update (Unaudited) (continued)

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon the bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of the excess collateral may be delayed. The Fund also may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of May 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended May 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen	Nuveen	Nuveen	Nuveen	Nuveen
	Georgia	Massachusetts	Minnesota	Missouri	Virginia
	Quality	Quality	Quality	Quality	Quality
	Municipal	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income	Income
	Fund	Fund	Fund	Fund	Fund
	(NKG)	(NMT)	(NMS)	(NOM)	(NPV)
Estimated Leverage as a Percentage of Managed Assets
(Including Assets Attributable to Leverage)	39.10%	40.32%	40.07%	39.07%	38.45%
Estimated Annual Effective Leverage Expense Rate Payable
by Fund on Leverage	0.91%	1.00%	1.07%	1.19%	1.13%
Annual Return Fund Portfolio Must Experience (net of expenses)
to Cover Estimated Annual Effective Interest Expense Rate
on Leverage	0.36%	0.41%	0.43%	0.46%	0.44%
Common Share Total Return for (10.00)% Assumed Portfolio
Total Return	-17.01%	-17.43%	-17.40%	-17.17%	-16.96%
Common Share Total Return for (5.00)% Assumed Portfolio
Total Return	-8.80%	-9.06%	-9.06%	-8.97%	-8.83%
Common Share Total Return for 0.00% Assumed Portfolio
Total Return	-0.59%	-0.68%	-0.72%	-0.76%	-0.71%
Common Share Total Return for 5.00% Assumed Portfolio
Total Return	7.62%	7.70%	7.63%	7.44%	7.41%
Common Share Total Return for 10.00% Assumed Portfolio
Total Return	15.83%	16.08%	15.97%	15.65%	15.54%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Nuveen Georgia Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Massachusetts Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund and the Nuveen Virginia Quality Municipal Income Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NKG	$ —
NMT	—
NMS	—
NOM	—
NPV	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMT	NMS	NOM	NPV
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Georgia Index: An index designed to measure the performance of the tax-exempt Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Massachusetts Index: An index designed to measure the performance of the tax-exempt Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Minnesota Index: An index designed to measure the performance of the tax-exempt Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Missouri Index: An index designed to measure the performance of the tax-exempt Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Virginia Index: An index designed to measure the performance of the tax-exempt Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn't have the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
•	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen's operating model;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•	Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Georgia Quality Municipal Income Fund (the “Georgia Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period ended December 31, 2021 and third quartile for the five-year period ended December 31, 2021. Further, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

31, 2022 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Massachusetts Quality Municipal Income Fund (the “Massachusetts Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2021 and third quartile for the five-year period ended December 31, 2021. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022. The Fund also ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2022, but ranked in the third quartile for the five-year period ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Minnesota Quality Municipal Income Fund (the “Minnesota Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Missouri Quality Municipal Income Fund (the “Missouri Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2021, the Fund ranked in the third quartile for the one- and five-year periods ended December 31, 2021 and outperformed its benchmark for the one-, three-and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2022, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period, the second quartile for the three-year period and the third quartile for the five-year period ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen Virginia Quality Municipal Income Fund (the “Virginia Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”)

established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Missouri Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Georgia Fund, the Massachusetts Fund and the Virginia Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; (b) the Minnesota Fund had a net management fee and a net expense ratio that were in line with the respective peer average; and (c) the Missouri Fund had a net management fee that was in line with the peer average, but a net expense ratio that was higher than the peer average. The Independent Board Members noted that the Missouri Fund’s net expense ratio was higher than the peer average due, in part, to the small size of such Fund compared to peers in the peer set.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members &
Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	141
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005-2007), Northern Trust Global Investments Board
(2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003-2007) and Northern Trust Hong Kong
Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe
333 W. Wacker Drive	Board Member	1999	College; formerly, Member and President Pro-Tern of the Board of	141
Chicago, IL 6o6o6		Class III	Regents for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly held company;
Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015),
The Gazette Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief Operating
Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

•WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Well mark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	141
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

•AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC)
1959			(supports the fund independent director community and is part of the
333 W. Wacker Drive	Board Member	2021	Investment Company Institute (ICI), which represents regulated	141
Chicago, IL 6o6o6		Class II	investment companies) (2006-2019); formerly, various positions with ICI
(1989-2006); Member of the Board of Directors, Jewish Coalition Against
Domestic Abuse (UCADA) (since 2020).

•JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020).
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly,	141
Chicago, IL 6o6o6		Class III	Managing (Director, Global Head of Government Relations and Public
Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009);
formerly, Managing Director, Global General Counsel and Corporate
Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP
(law firm) (1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel,
The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

•ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	141
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004- 2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

•JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	141
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

•JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	141
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

•CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	141
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

•MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through	141
Chicago, IL 6o6o6		Class III	its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide®(a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The
Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown
Castle International (provider of communications infrastructure).

•MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	141
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015)
of the Board of Trustees of Mt. Holyoke College.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

•ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	141
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan
Distribution Services, Inc. (financial services) (formerly, One Group
Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

•DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of
Chicago, IL 6o6o6	Officer		Nuveen (2006-2017), Vice President prior to 2006.

•BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022),
1972	Vice President		Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior
333 W. Wacker Drive	and Chief	2022	Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO
Chicago, IL 6o6o6	Compliance		Asset Management Corp. (2012-2014).
Officer

•MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) ; Managing Director
1979	Vice President		(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen
901 Marquette Avenue	and Assistant	2013	Fund Advisors, LLC; Managing Director and Associate General Counsel (since January
Minneapolis, MN 55402	Secretary		2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing
Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate
General Counsel (since 2018) of Nuveen Asset Management LLC.

•DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President,
1978	Vice President		Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since
8500 Andrew Carnegie Blvd.	and Assistant	2017	2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate
Charlotte, NC 28262	Secretary		General Counsel of Jackson National Asset Management (2012-2017).

•NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of
333 W. Wacker Drive	Vice President	2016	Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

•TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

•BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of
333 W. Wacker Drive	Vice President	2019	Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

•JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

•JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975			Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd.	Vice President	2013	(since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director (since
Charlotte, NC 28262	and Assistant		2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of
	Secretary		College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF
Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate
General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America,
Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017),
Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC;
General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

•KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

•JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Charlotte, NC 28262	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

•DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020);
730 Third Avenue	Vice President	2020	Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of
New York, NY 10017			Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group
(2013-2017).

•WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

•E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew Carnegie Blvd.	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA
Charlotte, NC 28262			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

•MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

•GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022);
1956	Vice President		Managing Director, Assistant Secretary and General Counsel (since 2022), formerly,
333 W. Wacker Drive	and Assistant	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Secretary		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director,
Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management,
LLC; formerly, Vice President and Assistant Secretary of NWQ Investment Management Company,
LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital
Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class11, and Class 111, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0522D 2261248-INV-Y-07/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Massachusetts Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2022	$26,580	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2021	$25,580	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2022	$ 0	$ 0	$ 0	$ 0
May 31, 2021	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

        Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen. He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader. He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the CFA Institute and the Portland Society of Financial Analysts.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	8	$2.37 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$25.49 million
*	Assets are as of May 31, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NMT SECURITIES AS OF MAY 31, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Michael Hamilton	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: August 8, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: August 8, 2022